SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

Dell Inc.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

On July 2, 2013, Carl C. Icahn and affiliates filed an amendment to the Schedule 13D filed by Mr. Icahn and affiliates on May 13, 2013.  A copy of the amendment to the Schedule 13D is attached as Exhibit 1 hereto.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOUCMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS SCHEDULED TO BE HELD ON JULY 18, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT, DATED JUNE 26, 2013. EXCEPT AS OTHERWISE DISCLOSED IN THE DEFINITIVE PROXY STATEMENT, THE PARTICIPANTS HAVE NO INTEREST IN DELL INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF DELL INC. AS DISCLOSED IN THE DEFINITIVE PROXY STATEMENT. WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD PARTY TO INCLUDE THEIR INFORMATION IN THIS SCHEDULE 14A.

EXHIBIT 1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 3)*

Dell Inc.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

24702R101
(CUSIP Number)

Keith Schaitkin, Esq.
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4300
(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

July 1, 2013
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1. Security and Issuer

This statement constitutes Amendment No. 3 to the Schedule 13D, relating to the shares of common stock, par value $0.01 per share (the “Shares”), issued by Dell Inc. (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2013, as amended by Amendment No. 1, filed with the SEC on May 13, 2013 an by Amendment No. 2, filed with the SEC on June 18, 2013, to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Schedule 13D.

Item 4. Purpose of Transaction

Item 4 of the Schedule 13D is hereby amended by adding the following:

On July 1, 2013, the Reporting Persons issued an open letter to stockholders and the Special Committee of the Board of Directors of the Issuer (the “July 1 Letter”). A copy of the July 1 Letter is attached hereto as Exhibit 1 and incorporated herein by reference.

Item 6. Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer.

Item 6 of the Schedule 13D is hereby amended by adding the following:

On July 1, 2013, Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River entered into the Icahn Funds Fee Letter, with Jefferies Finance LLC (“Jefferies”) and the other parties thereto (the “Icahn Funds Fee Letter”). A copy of the Icahn Funds Fee Letter is attached hereto as Exhibit 2, and is incorporated herein by reference.

On July 1, 2013, High River entered into the High River Fee Letter, with Jefferies and the other parties thereto (the “High River Fee Letter”, and together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”). A copy of the High River Fee Letter is attached hereto as Exhibit 2, and is incorporated herein by reference.

On July 1, 2013, Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River entered into the SAM Fee Letter, with Southeastern Asset Management and the other parties thereto (the “SAM Fee Letter”). A copy of the SAM Fee Letter is attached hereto as Exhibit 3, and is incorporated herein by reference.

In connection with the Icahn Fee Letters, on July 1, 2013, each of Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River executed the Commitment Letter, dated July 1, 2013, along with Jefferies, FS Investment Corporation, FS Investment Corporation II and Manulife Asset Managment (the “Commitment Letter”). A copy of the Commitment Letter is attached hereto as Exhibit 4, and is incorporated herein by reference.

In connection with the Commitment Letter, each of Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River entered into Term Loan Back-to-Back Commitment Letters with each of the following entities: Canyon Capital Advisors LLC, Canyon Value Realization Fund, L.P.; Highland Capital Management, Nexpoint Credit Strategies Fund; Highland Capital ManagementHighland Floating Rate Opportunities Fund; Highland Capital Management, Children's Hospital of Atlanta Inc.; Highland Capital Management, Longhorn Credit Funding LLC; HRS Investment Holdings, LLC; Continental Casualty Company; NexBank SSB; Pentwater Capital Management LP, PWCM Master Fund Ltd.; Pentwater Capital Management LP, Pentwater Equity Opportunities Master Fund Ltd.; Pentwater Capital Management LP, Oceana Master Fund Ltd.; Pentwater Capital Management LP, LMA SPC for and on behalf of the MAP98 Segregated Portfolio, Pentwater Capital Management LP, AAI Pentwater Fund p.l.c., Pentwater Capital Management LP, Pentwater Event Driven Cayman Fund Ltd., Pentwater Capital Management LP, Pentwater Credit Opportunities Master Fund Ltd. , Pentwater Capital Management LP, Pentwater Merger Arbitrage Master Fund Ltd., Whitebox Advisors LLC, Whitebox Multi-Strategy Partners, LP, Whitebox Advisors LLC, Whitebox Credit Arbitrage Partners, LP and UBS O'Connor LLC, O'Connor Global Multi-Strategy Alpha Master Limited (collectively, the “Counter Parties”). A copy of the Term Loan Back-to-Back Commitment Letter with each of the Counter Parties is attached hereto as Exhibit 5, and is incorporated herein by reference.

Item 7. Material to be Filed as Exhibits

Exhibit 1 July 1 Letter
Exhibit 2 Icahn Fee Letters
Exhibit 3 SAM Fee Letter
Exhibit 4 Commitment Letter
Exhibit 5 Term Loan Back-to-Back Commitment Letters

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: July 2, 2013

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner
By: Barberry Corp.

By: /s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By: /s/ SungHwan Cho
Name: SungHwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

[Signature Page of Schedule 13D, Amendment No. 3 – Dell Inc.]

FOR IMMEDIATE RELEASE

OPEN LETTER TO DELL STOCKHOLDERS
AND DELL SPECIAL COMMITTEE

New York, New York July 1, 2013: Carl Icahn and his affiliates today issued the following letter to stockholders of Dell Inc. and members of the Dell Special Committee.

Dear Fellow Dell Stockholders AND Members of the Dell Special Committee:

$5.2 BILLION COMMITTED

We are pleased to inform you that we have obtained lender commitments for the $5.2 billion in debt financing that we said we would obtain (including $1.6 billion from Jefferies Finance LLC). Jefferies has advised us that they are completing the paperwork and the commitment letters will be publicly filed after the market close today. With that we put an end to the unwarranted speculation by Dell that our money would not be available.

OUR $14 DOLLAR DELL SELF TENDER PROPOSAL

With the $5.2 billion in committed debt financing, $7.5 billion from cash on the Dell balance sheet and $ 2.9 billion to be derived from the sale of receivables, Dell will have the aggregate $15.6 billion necessary to conduct our proposed self tender by Dell for approximately 1. 1 billion Dell shares at $14 per share (the “$14 Tender Offer”). Following completion of the $14 Tender Offer Dell will have approximately $4.9 billion of cash remaining. Also, our lender commitments permit an additional $1.5 billion revolver for Dell should that become necessary.

Icahn and Southeastern Asset Management have agreed not to tender into the $14 Tender Offer. Therefore, even if the $14 Tender Offer is fully subscribed, stockholders will receive $14 per share for at least approximately 72% of their Dell stock -- and an even higher percentage if other stockholders believe, like us, that Dell’s best days are ahead of it and decide to hold onto their Dell shares.

If the $14 Tender Offer is fully subscribed, 670 million shares would remain outstanding. Based on the fiscal year 2015 BCG Base Case as set forth in Dell’s Proxy Statement* (and even without taking into account the cost reduction opportunities identified by BCG), we believe the earnings per share for those remaining shares would be $3.72 per share. Assuming 75% of BCG’s productivity cost reductions set forth in Dell’s Proxy Statement are attained, earnings per share for those remaining shares would be as high as $5.51 per share. In other words, in our proposal tendering stockholders would receive $14 per share for at least 72% of their shares and, based on this BCG analysis, their remaining shares would be earning between $3.72 and as high as $5.51 per share. We therefore believe that it is self-evident our proposal is far superior to the $13.65 offered by Michael Dell/ Silver Lake.**

Dell stockholders should note that, despite Dell’s recent drumbeat of rapid deterioration, the recently reported performance in 1QFY14 and management’s operational decisions particularly regarding PC pricing, Dell has not retracted its Final Fiscal Year 2014 Board Case EBITDA of $3.6 billion (as disclosed in the Dell Proxy Statement), nor any of the projected BCG cases for fiscal years 2014 to 2017. Further, based on statements by Dell’s management, we believe that Dell's recent aggressive PC pricing discounts are designed to buy meaningful market share while sacrificing near-term margins – a strategy that we believe will benefit future owners. Senior management, including Brian Gladden, CFO, and Tom Sweet, VP Corporate Finance, both highlighted this fact on the Q1’14 earnings call:

“In many cases, these are accounts that we feel very good about [with respect to] the long-term profitability and the impact on our cash flow over time. So while we may not see that showing up as a positive in the P&L in the short term, we think for the long term it’s the right thing to do to get ourselves back in price position to scale the business,” as per Brian Gladden.

“We are investing and acquiring new customer accounts that will benefit our long-term profitability and cash flow,” as per Tom Sweet.

(emphasis added)

We therefore can only ask, based on these statements by management and the BCG analysis mentioned above, why is the Board recommending a " freeze-out" transaction that denies stockholders the right , if they so choose, to participate in the " long term" potential upside that Dell management themselves see for Dell.

A MESSAGE TO THE DELL SPECIAL COMMITTEE

Now that our financing is committed and in place, we call upon the Dell Special Committee to engage in a direct, face to face sit down meeting with us (not through its highly paid advisors as has occurred in the past). As always, it is our desire that our proposal be treated as a Superior Proposal made by an Excluded Person under the Merger Agreement, and thereby save stockholders $270 million in additional break-up fees that may otherwise be claimed by Silver Lake.

It is mystifying to us how any independent Board which is charged with duties as fiduciaries can recommend to shareholders a $13.65 per share " freeze-out" merger with Michael Dell/Silver Lake as superior to a proposal that provides stockholder the choice to receive $14 per share for at least 72% of their shares and, based on their own projections and on the BCG analysis mentioned above, to own their remaining shares earning between $3.72 and as high as $5.51 per share. We believe that it would be a sad outcome for stockholders and would, to say the least, reflect terribly on all who are involved in this process if, after purchasing shares at what we perceive to be a substantially undervalued price of $13.65 per share, Michael Dell and Silver Lake earned substantial returns on their investment while other stockholders are forced to sell. It would be even worse if Dell were sold (or broken up) by Michael Dell and Silver Lake in a transaction or transactions with one or more strategic acquirers for a very large profit.

We therefore ask the Board to find our proposal to be a "Superior Proposal" or at the very least to change its recommendation regarding the Michael Dell/Silver Lake transaction

We look forward to hearing your answer in the very near future.

Sincerely,

Carl C. Icahn Chairman Icahn Enterprises, L.P.

If you have any questions concerning the Proxy Statement or would like additional copies, please contact D.F. King & Co., Inc. at 1-800-347-4750 or dell@dfking.com.

*	For detailed information relating to the BCG cases, please see Dell’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on May 30, 2013.
**
The $14 Tender Offer is subject to a number of contingencies. First, the $14 Tender Offer would require that Dell stockholders defeat the Michael Dell/Silver Lake merger at the special meeting scheduled to be held on July 18, 2013 (the “Special Meeting”). Second, Dell stockholders would need to elect a Board that is willing to pursue the $14 Tender Offer transaction. As discussed in the Icahn/Southeastern Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 26, 2013, Icahn and Longleaf Partners Fund have notified Dell that they intend to nominate six Icahn nominees and six Longleaf Partners Fund nominees, respectively, for election to the Dell Board at the 2013 Annual Meeting of Stockholders. Finally, the Dell Board would then need to approve the $14 Tender Offer transaction after reviewing it consistent with their fiduciary duties as directors, as well as cause Dell to have the financing for the $14 Tender Offer. While we believe these director nominees (or a majority thereof), if elected, will approve the $14 Tender Offer, there can be no assurance that the $14 Tender Offer transaction will occur, even if Dell stockholders defeat the Michael Dell/Silver Lake merger at the Special Meeting and even if some or all of the Icahn nominees and the Longleaf Partners Fund nominees are elected to the Board.

NOTICE TO INVESTORS

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOUCMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN ENTERPRISES, LP, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS SCHEDULED TO BE HELD ON JULY 18, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT, DATED JUNE 26, 2013. EXCEPT AS OTHERWISE DISCLOSED IN THE DEFINITIVE PROXY STATEMENT, THE PARTICIPANTS HAVE NO INTEREST IN DELL INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF DELL INC. AS DISCLOSED IN THE DEFINITIVE PROXY STATEMENT. WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD PARTY TO INCLUDE THEIR INFORMATION IN THIS LETTER.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this letter, and the documents referred to in this letter, are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this letter include, among other things, the factors identified under the section entitled “Risk Factors” in Dell’s Annual Report on Form 10-K for the year ended February 1, 2013 and under the section entitled “Cautionary Statement Concerning Forward-Looking Information” in Dell’s Definitive Proxy Statement filed with the SEC on May 31, 2013. Such forward-looking statements should therefore be construed in light of such factors, and Icahn and Southeastern are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Susan Gordon
(212) 702-4309

[EXECUTION VERSION]

JEFFERIES FINANCE LLC 520 Madison Avenue New York, New York 10022	FS INVESTMENT CORPORATION FS INVESTMENT CORPORATION II 345 Park Avenue, 31st Floor New York, NY 10154	ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153
MANULIFE FLOATING RATE INCOME FUND
PUBLIC EMPLOYEES RETIREMENT ASSOCIATION OF NEW MEXICO
JHF II – STRATEGIC INCOME OPPORTUNITIES FUND
JOHN HANCOCK INCOME FUND (F/K/A JOHN HANCOCK STRATEGIC INCOME FUND)
JOHN HANCOCK VARIABLE INSURANCE TRUST STRATEGIC INCOME OPPORTUNITIES TRUST
MANULIFE STRATEGIC BALANCED YIELD FUND
MANULIFE STRATEGIC INCOME FUND
MANULIFE ASSET MANAGEMENT STRATEGIC INCOME POOLED FUND
MANULIFE INVESTMENTS TRUST - STRATEGIC INCOME FUND
MANULIFE GLOBAL FIXED INCOME PRIVATE TRUST
TEACHERS' RETIREMENT SYSTEM OF THE STATE OF ILLINOIS
KENTUCKY RETIREMENT SYSTEMS INSURANCE
KENTUCKY RETIREMENT SYSTEM PENSION
SYMMETRY GLOBAL BOND FUND
101 Huntington Avenue, 6th Floor
Boston, MA 02199

CONFIDENTIAL

July 1, 2013

ICAHN FUNDS FEE LETTER
Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II LP
Icahn Partners Master Fund III LP
IEP Energy Holdings LLC
767 Fifth Avenue
47th Floor
New York, NY 10153

Attention: Keith Cozza

Re: Project Denali

Ladies and Gentlemen:

We refer to the commitment letter dated the date hereof (a copy executed by us and attached hereto as Exhibit A and including the exhibits, schedules and annexes thereto, the “Commitment Letter”) among Jefferies Finance LLC (“Jefferies Finance”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”), Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Funds” and, together with Jefferies Finance, GSO and MAM, “we”, “us” or the “Commitment Letter Parties”), and Dell Inc. (the “Company”). Terms used but not defined in this letter agreement (this “Fee Letter”) shall have the meanings assigned thereto in the Commitment Letter.

1. Compensation.

a. Successful Superior Proposal Fee. As consideration for our commitments and agreements under the Commitment Letter executed by us, in the event that either (x) the Merger Agreement is terminated and in connection with such termination, the Company (or an affiliate thereof) enters into an agreement for a “Superior Proposal” (as defined in the Merger Agreement (as in effect on the date hereof)) that is consummated and which results in the aggregate consideration being paid in connection therewith at a price per share in excess of $13.65 or (y) the merger consideration paid pursuant to the Merger Agreement exceeds $13.65 per share (in either case, a “Successful Superior Proposal”), then you jointly and severally shall pay an aggregate fee (the “Successful Superior Proposal Fee”) to us (and allocated based on each Initial Lender’s Commitment under the Commitment Letter (as of the date hereof) as a proportion of the aggregate Commitments of the Initial Lenders under the Commitment Letter (as of the date hereof)1 in an amount equal to (A) 80% of (B) (i) 0.075 multiplied by (ii) the product of (I) the aggregate amount of Shares (as defined in the Merger Agreement) held by you and your respective affiliates as of the date hereof (which the parties acknowledge and agree is 152,478,650 shares) multiplied by (II) the difference of (a) the price per share at which the Successful Superior Proposal is consummated minus (b) $13.65 (the “Share Price Differential”); provided that in no case shall the Share Price Differential be less than zero. The $13.65 and number of shares shall be equitably adjusted in the event of any stock split, stock dividend or similar event after the date hereof. The Successful Superior Proposal Fee shall be earned and payable in full on the date on which a Successful Superior Proposal is consummated and the applicable consideration is paid. Notwithstanding the foregoing, for the purposes of this Fee Letter, a Successful Superior Proposal shall not include the Tender Offer (to the extent that it would otherwise constitute a “Superior Proposal”) or another “Superior Proposal” that is sponsored and controlled by Icahn and/or SAM.

b. Alternative Transaction Fee. If, (x) following the date on which the Designated Shareholders or any of their respective affiliates shall have appointed, or shall have succeeded in having any of their or any of their respective affiliates’ nominees appointed as, a majority of the directors of the Company’s board of directors, and (y) on or before November 30, 2013 ( the “Final Date”):

the Company or Icahn or any of Icahn’s affiliates (or any person acting in concert with Icahn or any of its affiliates) or the Company’s subsidiaries, consummates one or more debt financing transactions (including any institutional term loan financing), in which any Initial Lender or Arranger did not act in the capacities contemplated for them in the Commitment Letter (to the extent such titles are applicable to such type of transaction) (collectively, the “Titled Capacities”), any portion of the proceeds of which financing are applied prior to the Final Date either to pay any portion of the money under the Tender Offer in connection with the Transactions or to pay any portion of another transaction which delivers or provides cash consideration to the Company’s shareholders (whether in the form of a tender offer for shares of the Company’s capital stock or a dividend or other distribution), then you jointly and severally shall pay an aggregate amount (the “Alternative Transaction Fee”) to the Initial Lenders and the Arrangers (but excluding any Initial Lender or Arranger not entitled to the Alternative Transaction Fee as a result of the actions or failures described in clauses (A) (i) or (ii) of the proviso below) (allocated as set forth in the following paragraph, but not to exceed an aggregate of $72,800,000) equal to (x) 80% of (y) 50% of the Underwriting Fee and the Arrangement Fee (each as defined in the General Fee Letter) that they would have earned under the General Fee Letter, if they had acted in the Titled Capacities in connection with such transactions and based on each such Initial Lender’s Commitment under the Commitment Letter (as of the date hereof) as a proportion of the aggregate Commitments of the Initial Lenders under the Commitment Letter (as of the date hereof)2; provided, however, that (A) no Initial Lender or Arranger shall be entitled to its allocable portion of the Alternative Transaction Fee if it has (i) terminated its Commitment (unless such termination is permitted (or otherwise occurs) in accordance with the terms of the Commitment Letter) or (ii) declined or failed to reaffirm its willingness following a request by you, or breached its obligations to provide, on the terms and conditions contemplated by the Commitment Letter, the portion of the Facilities committed to by it under the Commitment Letter, (B) no Alternative Transaction Fee shall be payable to any Initial Lender or Arranger pursuant to this clause (b) to the extent that the Company shall have executed and delivered to Jefferies Finance prior to the Deadline, the Commitment Letter and the Fee Letters referred to therein and (C) no Alternative Transaction Fee shall be payable to any Initial Lender or Arranger pursuant to this clause (b) if such Initial Lender or Arranger is entitled to the Successful Superior Proposal Fee.

1 For the avoidance of doubt, the amount of any Initial Lender’s or Arranger’s Successful Superior Proposal Fee shall be solely based on the amount of such Initial Lender’s or Arranger’s Commitment under the Commitment Letter (as of the date hereof) in proportion to the aggregate Commitments of the Initial Lenders or Arrangers under the Commitment Letter (as of the date hereof), and if any Initial Lender or Arranger is not entitled to its portion of the Successful Superior Proposal Fee as provided herein, the amount of the Successful Superior Proposal Fee payable to those Initial Lenders and Arrangers entitled to the Successful Superior Proposal Fee shall not increase. For example, if you and your respective affiliates beneficially own 1 million shares and a Successful Superior Proposal is consummated with consideration of $16.00 per share, then the Share Price Differential would be $2.35, which multiplied by 1 million, equals $2,350,000. 0.075 multiplied by $2,350,000 equals $176,250 and 80% of $176,250 equals $141,000. If each of Initial Lenders A, B, C, D and E have Commitments equal to 20% of the aggregate Commitments, then each such Initial Lender would be entitled to $28,200. However, if Initial Lenders A and B are not entitled to the Successful Superior Proposal Fee, then Initial Lenders C, D and E would still be entitled to $28,200 each, and such amounts payable to Initial Lenders C, D and E would not be increased as a result of Initial Lenders A and B not receiving any of the potential aggregate $141,000 Successful Superior Proposal Fee. In this example, the aggregate Successful Superior Proposal Fee payable by you would be $84,600.

2 For the avoidance of doubt, the amount of any Initial Lender’s or Arranger’s portion of the Alternative Transaction Fee shall be solely based on the amount of such Initial Lender’s or Arranger’s Commitment under the Commitment Letter (as of the date hereof) in proportion to the aggregate Commitments of the Initial Lenders or Arrangers under the Commitment Letter (as of the date hereof), and if any Initial Lender or Arranger is not entitled to its portion of the Alternative Transaction Fee as provided herein, the amount of the Alternative Transaction Fee payable to those Initial Lenders and Arrangers entitled to the Alternative Transaction Fee shall not increase. For example, if the possible aggregate Alternative Transaction Fee under this Fee Letter is $1,000 and each of Initial Lenders A, B, C, D and E have Commitments equal to 20% of the aggregate Commitments, each such Initial Lender would be entitled to $200. However, if Initial Lenders A and B are not entitled to the Alternative Transaction Fee, then Initial Lenders C, D and E would still be entitled to $200 each, and such amounts payable to Initial Lenders C, D and E would not be increased as a result of Initial Lenders A and B not receiving any of the potential aggregate $1,000 Alternative Transaction Fee. In this example, the aggregate Alternative Transaction Fee payable by you would be $600.

c. To the extent payable pursuant to clauses (a) and (b) of this Section 1, the aggregate Successful Superior Proposal Fee and Alternative Transaction Fee referred to above shall be paid (i) 30.7692% to Jefferies Finance, (ii) 1.1538% to FS, (iii) 0.7692% to FS II, (iv) 1.5192% to MAM (collectively) and (v) 65.7885% to the Icahn Funds (collectively).

d. Fee Nonrefundable. All fees hereunder, once paid, are nonrefundable and not creditable against any other fee payable in connection with any Debt Financing Letter or otherwise. All fees payable hereunder shall be payable in immediately available funds in U.S. dollars free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (with appropriate gross-up for withholding taxes). Without limiting the foregoing, your obligation to pay fees hereunder, or to cause such fees to be paid, shall be absolute and unconditional and shall not be subject to reduction by way of setoff or counterclaim or otherwise.

2. Confidentiality. This Fee Letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this Fee Letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the Transactions. After your acceptance hereof, this Fee Letter, including Exhibit A, may be disclosed by you.

3. Agreement Relating to Commitment Letter. On the date hereof, each of the Commitment Letter Parties has executed a copy of the Commitment Letter as attached as Exhibit A hereto. Each of the Commitment Letter Parties hereby agrees with you that between the date hereof and the Deadline, none of the Commitment Letter Parties will take any action to revoke, rescind or otherwise withdraw its agreements under the Commitment Letter, including that the Company has, and each Commitment Letter Party agrees that the Company shall have, until the Deadline to execute and deliver the Commitment Letter to the Commitment Letter Parties. We hereby agree that the Commitment Letter Parties’ agreements set forth in this Section 3 are material and in addition to all other rights and remedies, upon any breach of this Section 3 by any Commitment Letter Party, such breaching Commitment Letter Party’s right to the fees contemplated by Section 1 of this Fee Letter shall immediately terminate.

4. Execution of the Commitment Letter. Each of the Commitment Letter Parties hereby acknowledges that only the Company can agree to the Commitment Letter and that you shall have no obligations thereunder.

5. Beneficial Ownership. Except as set forth on Schedule A hereto, each of the Commitment Letter Parties hereby represents and warrants that, as of the date hereof, such Commitment Letter Party does not have any beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of shares of common stock of the Company.

6. Notices. Notice given pursuant to any of the provisions of this Fee Letter shall be in writing and shall be mailed or delivered (a) if to you, at the address set forth above and (b) (i) if to Jefferies Finance, at its offices, at 520 Madison Avenue, New York, New York 10022, Attention: General Counsel, (ii) if to FS or FS II, at their offices, at 345 Park Avenue, 31st Floor, New York, New York 10154, Attention: Brad Marshall and Angelia Perkovic, (iii) if to MAM, at its offices, at 101 Huntington Avenue, 6th Floor Boston, MA 02199, Attention: Jim Roth and Joseph Rizzo and (iv) if to the Icahn Funds, at their offices, at 767 Fifth Avenue, 47th Floor New York, New York 10153, Attention: Keith Cozza.

7. Counterparts. This Fee Letter may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Fee Letter by facsimile or other electronic transmission shall be as effective as delivery of an originally-executed counterpart thereof.

8. Assignment. You may not assign any of your respective rights, or be relieved of any of your respective obligations, under this Fee Letter without our prior written consent, which may be given or withheld in our sole discretion (and any purported assignment without consent, at our sole option, shall be null and void). Any and all obligations of, and services to be provided by, us hereunder may be performed and any and all of our rights hereunder may be exercised by or through any of our affiliates or branches.

9. Third Party Beneficiaries. This Fee Letter has been and is made solely for the benefit of you, us and our affiliates, and your, our and their respective successors and assigns, and nothing in this Fee Letter, express or implied, is intended to confer or does confer on any other person or entity any rights or reason under or by reason of this Fee Letter or your or our agreements contained herein.

10. Survival. This Fee Letter shall survive the expiration or termination of the Commitment Letter.

11. Choice of Law; Jurisdiction; Waivers. This Fee Letter, and any claim, controversy or dispute arising under or related to this Fee Letter (whether based upon contract, tort or otherwise), shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of interest principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law). To the fullest extent permitted by applicable law, you and we hereby irrevocably submit to the exclusive jurisdiction of any New York State court or Federal court sitting in the County of New York of the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions hereof and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. You and we hereby waive, to the fullest extent permitted by applicable law, any objection that you or we may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. You and we hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Fee Letter or any of the other transactions contemplated hereby. The provisions of this Section 11 are intended to be effective upon the execution of this Fee Letter without any further action by you, and the introduction of a true copy of this Fee Letter into evidence shall be conclusive and final evidence as to such matters.

12. Headings. The section headings in this Fee Letter have been inserted as a matter of convenience of reference, are not part of this Fee Letter and shall not affect the interpretation of this Fee Letter.

13. Amendment; Waiver. This Fee Letter may not be modified or amended except in a writing duly executed by you and us. No waiver by any party of any breach of, or any provision of, this Fee Letter shall be deemed a waiver of any similar or any other breach or provision of this Fee Letter at the same or any prior or subsequent time. To be effective, a waiver must be set forth in writing signed by the waiving party and must specifically refer to this Fee Letter and the breach or provision being waived.

[Remainder of page intentionally blank]

Very truly yours,

JEFFERIES FINANCE LLC

By:	____________________
Name:
Title:

FS INVESTMENT CORPORATION
By: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	____________________
Name:
Title:

FS INVESTMENT CORPORATION II
By: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	____________________
Name:
Title:

MANULIFE ASSET MANAGEMENT,
on behalf of:
Manulife Floating Rate Income Fund
Public Employees Retirement Association of New Mexico
JHF II – Strategic Income Opportunities Fund
John Hancock Income Fund (F/K/A John Hancock Strategic Income Fund)
John Hancock Variable Insurance Trust Strategic Income Opportunities Trust
Manulife Strategic Balanced Yield Fund
Manulife Strategic Income Fund
Manulife Asset Management Strategic Income Pooled Fund
Manulife Investments Trust – Strategic Income Fund
Manulife Global Fixed Income Private Trust
Teacher’s Retirement System of the State of Illinois
Kentucky Retirement Systems Insurance
Kentucky Retirement System Pension
Symmetry Global Bond Fund

By:	____________________
Name:
Title:

ICAHN PARTNERS LP
as Initial Lender

By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP
as Initial Lender

By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP
as Initial Lender

By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP
as Initial Lender
By:	____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member
as Initial Lender

By:	____________________
Name:
Title:

Accepted and agreed to as of the date first above written:
ICAHN PARTNERS LP
By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP
By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP
By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP
By:	____________________
Name:
Title:

IEP ENERGY HOLDINGS LLC
By:	____________________
Name:
Title:

[EXECUTION VERSION]

JEFFERIES FINANCE LLC 520 Madison Avenue New York, New York 10022	FS INVESTMENT CORPORATION FS INVESTMENT CORPORATION II 345 Park Avenue, 31st Floor New York, NY 10154	ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153
MANULIFE FLOATING RATE INCOME FUND
PUBLIC EMPLOYEES RETIREMENT ASSOCIATION OF NEW MEXICO
JHF II – STRATEGIC INCOME OPPORTUNITIES FUND
JOHN HANCOCK INCOME FUND (F/K/A JOHN HANCOCK STRATEGIC INCOME FUND)
JOHN HANCOCK VARIABLE INSURANCE TRUST STRATEGIC INCOME OPPORTUNITIES TRUST
MANULIFE STRATEGIC BALANCED YIELD FUND
MANULIFE STRATEGIC INCOME FUND
MANULIFE ASSET MANAGEMENT STRATEGIC INCOME POOLED FUND
MANULIFE INVESTMENTS TRUST - STRATEGIC INCOME FUND
MANULIFE GLOBAL FIXED INCOME PRIVATE TRUST
TEACHERS' RETIREMENT SYSTEM OF THE STATE OF ILLINOIS
KENTUCKY RETIREMENT SYSTEMS INSURANCE
KENTUCKY RETIREMENT SYSTEM PENSION
SYMMETRY GLOBAL BOND FUND
101 Huntington Avenue, 6th Floor
Boston, MA 02199

CONFIDENTIAL

July 1, 2013

HIGH RIVER FEE LETTER
High River Limited Partnership
767 Fifth Avenue
47th Floor
New York, NY 10153

Attention: Keith Cozza

Re: Project Denali

Ladies and Gentlemen:

We refer to the commitment letter dated the date hereof (a copy executed by us and attached hereto as Exhibit A and including the exhibits, schedules and annexes thereto, the “Commitment Letter”) among Jefferies Finance LLC (“Jefferies Finance”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”), Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Funds” and, together with Jefferies Finance, FS, FS II and MAM, “we”, “us” or the “Commitment Letter Parties”), and Dell Inc. (the “Company”). Terms used but not defined in this letter agreement (this “Fee Letter”) shall have the meanings assigned thereto in the Commitment Letter.

1. Compensation.

a. Successful Superior Proposal Fee. As consideration for our commitments and agreements under the Commitment Letter executed by us, in the event that either (x) the Merger Agreement is terminated and in connection with such termination, the Company (or an affiliate thereof) enters into an agreement for a “Superior Proposal” (as defined in the Merger Agreement (as in effect on the date hereof)) that is consummated and which results in the aggregate consideration being paid in connection therewith at a price per share in excess of $13.65 or (y) the merger consideration paid pursuant to the Merger Agreement exceeds $13.65 per share (in either case, a “Successful Superior Proposal”), then you shall pay an aggregate fee (the “Successful Superior Proposal Fee”) to us (and allocated based on each Initial Lender’s Commitment under the Commitment Letter (as of the date hereof) as a proportion of the aggregate Commitments of the Initial Lenders under the Commitment Letter (as of the date hereof)1 in an amount equal to (A) 20% of (B) (i) 0.075 multiplied by (ii) the product of (I) the aggregate amount of Shares (as defined in the Merger Agreement) held by you and your affiliates as of the date hereof (which the parties acknowledge and agree is 152,478,650 shares) multiplied by (II) the difference of (a) the price per share at which the Successful Superior Proposal is consummated minus (b) $13.65 (the “Share Price Differential”); provided that in no case shall the Share Price Differential be less than zero. The $13.65 and number of shares shall be equitably adjusted in the event of any stock split, stock dividend or similar event after the date hereof. The Successful Superior Proposal Fee shall be earned and payable in full on the date on which a Successful Superior Proposal is consummated and the applicable consideration is paid. Notwithstanding the foregoing, for the purposes of this Fee Letter, a Successful Superior Proposal shall not include the Tender Offer (to the extent that it would otherwise constitute a “Superior Proposal”) or another “Superior Proposal” that is sponsored and controlled by Icahn and/or SAM.

b. Alternative Transaction Fee. If, (x) following the date on which the Designated Shareholders or any of their respective affiliates shall have appointed, or shall have succeeded in having any of their or any of their respective affiliates’ nominees appointed as, a majority of the directors of the Company’s board of directors, and (y) on or before November 30, 2013 ( the “Final Date”):

the Company or Icahn or any of Icahn’s affiliates (or any person acting in concert with Icahn or any of its affiliates) or the Company’s subsidiaries, consummates one or more debt financing transactions (including any institutional term loan financing), in which any Initial Lender or Arranger did not act in the capacities contemplated for them in the Commitment Letter (to the extent such titles are applicable to such type of transaction) (collectively, the “Titled Capacities”), any portion of the proceeds of which financing are applied prior to the Final Date either to pay any portion of the money under the Tender Offer in connection with the Transactions or to pay any portion of another transaction which delivers or provides cash consideration to the Company’s shareholders (whether in the form of a tender offer for shares of the Company’s capital stock or a dividend or other distribution), then you shall pay an aggregate amount (the “Alternative Transaction Fee”) to the Initial Lenders and the Arrangers (but excluding any Initial Lender or Arranger not entitled to the Alternative Transaction Fee as a result of the actions or failures described in clauses (A) (i) or (ii) of the proviso below) (allocated as set forth in the following paragraph, but not to exceed an aggregate of $18,200,000) equal to (x) 20% of (y) 50% of the Underwriting Fee and the Arrangement Fee (each as defined in the General Fee Letter) that they would have earned under the General Fee Letter if they had acted in the Titled Capacities in connection with such transactions and based on each such Initial Lender’s Commitment under the Commitment Letter (as of the date hereof) as a proportion of the aggregate Commitments of the Initial Lenders under the Commitment Letter (as of the date hereof)2; provided, however, that (A) no Initial Lender or Arranger shall be entitled to its allocable portion of the Alternative Transaction Fee if it has (i) terminated its Commitment (unless such termination is permitted (or otherwise occurs) in accordance with the terms of the Commitment Letter) or (ii) declined or failed to reaffirm its willingness following a request by you, or breached its obligations to provide, on the terms and conditions contemplated by the Commitment Letter, the portion of the Facilities committed to by it under the Commitment Letter, (B) no Alternative Transaction Fee shall be payable to any Initial Lender or Arranger pursuant to this clause (b) to the extent that the Company shall have executed and delivered to Jefferies Finance prior to the Deadline, the Commitment Letter and the Fee Letters referred to therein and (C) no Alternative Transaction Fee shall be payable to any Initial Lender or Arranger pursuant to this clause (b) if such Initial Lender or Arranger is entitled to the Successful Superior Proposal Fee.

1 For the avoidance of doubt, the amount of any Initial Lender’s or Arranger’s Successful Superior Proposal Fee shall be solely based on the amount of such Initial Lender’s or Arranger’s Commitment under the Commitment Letter (as of the date hereof) in proportion to the aggregate Commitments of the Initial Lenders or Arrangers under the Commitment Letter (as of the date hereof), and if any Initial Lender or Arranger is not entitled to its portion of the Successful Superior Proposal Fee as provided herein, the amount of the Successful Superior Proposal Fee payable to those Initial Lenders and Arrangers entitled to the Successful Superior Proposal Fee shall not increase. For example, if you and your affiliates beneficially own 1 million shares and a Successful Superior Proposal is consummated with consideration of $16.00 per share, then the Share Price Differential would be $2.35, which multiplied by 1 million, equals $2,350,000. 0.075 multiplied by $2,350,000 equals $176,250 and 20% of $176,250 equals $35,250. If each of Initial Lenders A, B, C, D and E have Commitments equal to 20% of the aggregate Commitments, then each such Initial Lender would be entitled to $7,050. However, if Initial Lenders A and B are not entitled to the Successful Superior Proposal Fee, then Initial Lenders C, D and E would still be entitled to $7,050 each, and such amounts payable to Initial Lenders C, D and E would not be increased as a result of Initial Lenders A and B not receiving any of the potential aggregate $35,250 Successful Superior Proposal Fee. In this example, the aggregate Successful Superior Proposal Fee payable by you would be $21,150.

2 For the avoidance of doubt, the amount of any Initial Lender’s or Arranger’s portion of the Alternative Transaction Fee shall be solely based on the amount of such Initial Lender’s or Arranger’s Commitment under the Commitment Letter (as of the date hereof) in proportion to the aggregate Commitments of the Initial Lenders or Arrangers under the Commitment Letter (as of the date hereof), and if any Initial Lender or Arranger is not entitled to its portion of the Alternative Transaction Fee as provided herein, the amount of the Alternative Transaction Fee payable to those Initial Lenders and Arrangers entitled to the Alternative Transaction Fee shall not increase. For example, if the possible aggregate Alternative Transaction Fee under this Fee Letter is $1,000 and each of Initial Lenders A, B, C, D and E have Commitments equal to 20% of the aggregate Commitments, each such Initial Lender would be entitled to $200. However, if Initial Lenders A and B are not entitled to the Alternative Transaction Fee, then Initial Lenders C, D and E would still be entitled to $200 each, and such amounts payable to Initial Lenders C, D and E would not be increased as a result of Initial Lenders A and B not receiving any of the potential aggregate $1,000 Alternative Transaction Fee. In this example, the aggregate Alternative Transaction Fee payable by you would be $600.

c. To the extent payable pursuant to clauses (a) and (b) of this Section 1, the aggregate Successful Superior Proposal Fee and Alternative Transaction Fee referred to above shall be paid (i) 30.7692% to Jefferies Finance, (ii) 1.1538% to FS, (iii) 0.7692% to FS II, (iv) 1.5192% to MAM (collectively) and (v) 65.7885% to the Icahn Funds (collectively).

d. Fee Nonrefundable. All fees hereunder, once paid, are nonrefundable and not creditable against any other fee payable in connection with any Debt Financing Letter or otherwise. All fees payable hereunder shall be payable in immediately available funds in U.S. dollars free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (with appropriate gross-up for withholding taxes). Without limiting the foregoing, your obligation to pay fees hereunder, or to cause such fees to be paid, shall be absolute and unconditional and shall not be subject to reduction by way of setoff or counterclaim or otherwise.

2. Confidentiality. This Fee Letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this Fee Letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the Transactions. After your acceptance hereof, this Fee Letter, including Exhibit A, may be disclosed by you.

3. Agreement Relating to Commitment Letter. On the date hereof, each of the Commitment Letter Parties has executed a copy of the Commitment Letter as attached as Exhibit A hereto. Each of the Commitment Letter Parties hereby agrees with you that between the date hereof and the Deadline, none of the Commitment Letter Parties will take any action to revoke, rescind or otherwise withdraw its agreements under the Commitment Letter, including that the Company has, and each Commitment Letter Party agrees that the Company shall have, until the Deadline to execute and deliver the Commitment Letter to the Commitment Letter Parties. We hereby agree that the Commitment Letter Parties’ agreements set forth in this Section 3 are material and in addition to all other rights and remedies, upon any breach of this Section 3 by any Commitment Letter Party, such breaching Commitment Letter Party’s right to the fees contemplated by Section 1 of this Fee Letter shall immediately terminate.

4. Execution of the Commitment Letter. Each of the Commitment Letter Parties hereby acknowledges that only the Company can agree to the Commitment Letter and that you shall have no obligations thereunder.

5. Beneficial Ownership. Except as set forth on Schedule A hereto, each of the Commitment Letter Parties hereby represents and warrants that, as of the date hereof, such Commitment Letter Party does not have any beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of shares of common stock of the Company.

6. Notices. Notice given pursuant to any of the provisions of this Fee Letter shall be in writing and shall be mailed or delivered (a) if to you, at the address set forth above and (b) (i) if to Jefferies Finance, at its offices, at 520 Madison Avenue, New York, New York 10022, Attention: General Counsel, (ii) if to FS or FS II, at their offices, at 345 Park Avenue, 31st Floor, New York, New York 10154, Attention: Brad Marshall and Angelia Perkovic, (iii) if to MAM, at its offices, at 101 Huntington Avenue, 6th Floor Boston, MA 02199, Attention: Jim Roth and Joseph Rizzo and (iv) if to the Icahn Funds at their offices, at 767 Fifth Avenue, 47th Floor New York, New York 10153, Attention: Keith Cozza.

7. Counterparts. This Fee Letter may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Fee Letter by facsimile or other electronic transmission shall be as effective as delivery of an originally-executed counterpart thereof.

8. Assignment. You may not assign any of your rights, or be relieved of any of your obligations, under this Fee Letter without our prior written consent, which may be given or withheld in our sole discretion (and any purported assignment without consent, at our sole option, shall be null and void). Any and all obligations of, and services to be provided by, us hereunder may be performed and any and all of our rights hereunder may be exercised by or through any of our affiliates or branches.

9. Third Party Beneficiaries. This Fee Letter has been and is made solely for the benefit of you, us and our affiliates, and your, our and their respective successors and assigns, and nothing in this Fee Letter, express or implied, is intended to confer or does confer on any other person or entity any rights or reason under or by reason of this Fee Letter or your or our agreements contained herein.

10. Survival. This Fee Letter shall survive the expiration or termination of the Commitment Letter.

11. Choice of Law; Jurisdiction; Waivers. This Fee Letter, and any claim, controversy or dispute arising under or related to this Fee Letter (whether based upon contract, tort or otherwise), shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of interest principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law). To the fullest extent permitted by applicable law, you and we hereby irrevocably submit to the exclusive jurisdiction of any New York State court or Federal court sitting in the County of New York of the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions hereof and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. You and we hereby waive, to the fullest extent permitted by applicable law, any objection that you or we may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. You and we hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Fee Letter or any of the other transactions contemplated hereby. The provisions of this Section 11 are intended to be effective upon the execution of this Fee Letter without any further action by you, and the introduction of a true copy of this Fee Letter into evidence shall be conclusive and final evidence as to such matters.

12. Headings. The section headings in this Fee Letter have been inserted as a matter of convenience of reference, are not part of this Fee Letter and shall not affect the interpretation of this Fee Letter.

13. Amendment; Waiver. This Fee Letter may not be modified or amended except in a writing duly executed by you and us. No waiver by any party of any breach of, or any provision of, this Fee Letter shall be deemed a waiver of any similar or any other breach or provision of this Fee Letter at the same or any prior or subsequent time. To be effective, a waiver must be set forth in writing signed by the waiving party and must specifically refer to this Fee Letter and the breach or provision being waived.

[Remainder of page intentionally blank]

Very truly yours,
JEFFERIES FINANCE LLC

By:	____________________
Name:
Title:

FS INVESTMENT CORPORATION
By: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	____________________
Name:
Title:

FS INVESTMENT CORPORATION II
By: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	____________________
Name:
Title:

MANULIFE ASSET MANAGEMENT,
on behalf of:
Manulife Floating Rate Income Fund
Public Employees Retirement Association of New Mexico
JHF II – Strategic Income Opportunities Fund
John Hancock Income Fund (F/K/A John Hancock Strategic Income Fund)
John Hancock Variable Insurance Trust Strategic Income Opportunities Trust
Manulife Strategic Balanced Yield Fund
Manulife Strategic Income Fund
Manulife Asset Management Strategic Income Pooled Fund
Manulife Investments Trust – Strategic Income Fund
Manulife Global Fixed Income Private Trust
Teacher’s Retirement System of the State of Illinois
Kentucky Retirement Systems Insurance
Kentucky Retirement System Pension
Symmetry Global Bond Fund

By:	____________________
Name:
Title:

ICAHN PARTNERS LP
as Initial Lender

By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP
as Initial Lender

By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP
as Initial Lender

By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP
as Initial Lender
By:	____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member
as Initial Lender

By:	____________________
Name:
Title:

Accepted and agreed to as of the date first above written:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

[EXECUTION VERSION]

JEFFERIES FINANCE LLC 520 Madison Avenue New York, New York 10022	FS INVESTMENT CORPORATION FS INVESTMENT CORPORATION II 345 Park Avenue, 31st Floor New York, NY 10154	ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153
MANULIFE FLOATING RATE INCOME FUND
PUBLIC EMPLOYEES RETIREMENT ASSOCIATION OF NEW MEXICO
JHF II – STRATEGIC INCOME OPPORTUNITIES FUND
JOHN HANCOCK INCOME FUND (F/K/A JOHN HANCOCK STRATEGIC INCOME FUND)
JOHN HANCOCK VARIABLE INSURANCE TRUST STRATEGIC INCOME OPPORTUNITIES TRUST
MANULIFE STRATEGIC BALANCED YIELD FUND
MANULIFE STRATEGIC INCOME FUND
MANULIFE ASSET MANAGEMENT STRATEGIC INCOME POOLED FUND
MANULIFE INVESTMENTS TRUST - STRATEGIC INCOME FUND
MANULIFE GLOBAL FIXED INCOME PRIVATE TRUST
TEACHERS' RETIREMENT SYSTEM OF THE STATE OF ILLINOIS
KENTUCKY RETIREMENT SYSTEMS INSURANCE
KENTUCKY RETIREMENT SYSTEM PENSION
SYMMETRY GLOBAL BOND FUND
101 Huntington Avenue, 6th Floor
Boston, MA 02199

CONFIDENTIAL

July 1, 2013

SAM FEE LETTER
Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

Attention: Andrew R. McCarroll, General Counsel

Re: Project Denali

Ladies and Gentlemen:

We refer to the commitment letter dated the date hereof (a copy executed by us and attached hereto as Exhibit A and including the exhibits, schedules and annexes thereto, the “Commitment Letter”) among Jefferies Finance LLC (“Jefferies Finance”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”), Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Funds” and, together with Jefferies Finance, FS, FS II and MAM, “we”, “us” or the “Commitment Letter Parties”), and Dell Inc. (the “Company”). Terms used but not defined in this letter agreement (this “Fee Letter”) shall have the meanings assigned thereto in the Commitment Letter.

1. Compensation.

a. Successful Superior Proposal Fee. As consideration for our commitments and agreements under the Commitment Letter executed by us, in the event that either (x) the Merger Agreement is terminated and in connection with such termination, the Company (or an affiliate thereof) enters into an agreement for a “Superior Proposal” (as defined in the Merger Agreement (as in effect on the date hereof)) that is consummated and which results in the aggregate consideration being paid in connection therewith at a price per share in excess of $13.65 or (y) the merger consideration paid pursuant to the Merger Agreement exceeds $13.65 per share (in either case, a “Successful Superior Proposal”), then you shall pay an aggregate fee (the “Successful Superior Proposal Fee”) to us in an amount equal to (i) 0.075 multiplied by (ii) the product of (I) the aggregate amount of Shares (as defined in the Merger Agreement) beneficially held by you as of the date hereof1 (which the parties acknowledge and agree is 70,151,528 shares) multiplied by (II) the difference of (a) the price per share at which the Successful Superior Proposal is consummated minus (b) $13.65 (the “Share Price Differential”); provided that in no case shall the Share Price Differential be less than zero. The $13.65 and number of shares shall be equitably adjusted in the event of any stock split, stock dividend or similar event after the date hereof. The Successful Superior Proposal Fee shall be earned and payable in full on the date on which a Successful Superior Proposal is consummated and the applicable consideration is paid. Notwithstanding the foregoing, for the purposes of this Fee Letter, a Successful Superior Proposal shall not include the Tender Offer (to the extent that it would otherwise constitute a “Superior Proposal”) or another “Superior Proposal” that is sponsored and controlled by Icahn and/or SAM.

1 For the avoidance of doubt, the amount of any Initial Lender’s or Arranger’s Successful Superior Proposal Fee shall be solely based on the amount of such Initial Lender’s or Arranger’s Commitment under the Commitment Letter (as of the date hereof) in proportion to the aggregate Commitments of the Initial Lenders or Arrangers under the Commitment Letter (as of the date hereof), and if any Initial Lender or Arranger is not entitled to its portion of the Successful Superior Proposal Fee as provided herein, the amount of the Successful Superior Proposal Fee payable to those Initial Lenders and Arrangers entitled to the Successful Superior Proposal Fee shall not increase. For example, if you and your respective affiliates beneficially own 1 million shares and a Successful Superior Proposal is consummated with consideration of $16.00 per share, then the Share Price Differential would be $2.35, which multiplied by 1 million, equals $2,350,000. 0.075 multiplied by $2,350,000 equals $176,250. If each of Initial Lenders A, B, C, D and E have Commitments equal to 20% of the aggregate Commitments, then each such Initial Lender would be entitled to $35,250. However, if Initial Lenders A and B are not entitled to the Successful Superior Proposal Fee, then Initial Lenders C, D and E would still be entitled to $35,250 each, and such amounts payable to Initial Lenders C, D and E would not be increased as a result of Initial Lenders A and B not receiving any of the potential aggregate $176,250 Successful Superior Proposal Fee. In this example, the aggregate Successful Superior Proposal Fee payable by you would be $105,750.

The aggregate Successful Superior Proposal Fee referred to above shall be paid (i) 30.7692% to Jefferies Finance, (ii) 1.1538% to FS, (iii) 0.7692% to FS II, (iv) 1.5192% to MAM (collectively) and (v) 65.7885% to the Icahn Funds (collectively).

b. Fee Nonrefundable. All fees hereunder, once paid, are nonrefundable and not creditable against any other fee payable in connection with any Debt Financing Letter or otherwise. All fees payable hereunder shall be payable in immediately available funds in U.S. dollars free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (with appropriate gross-up for withholding taxes). Without limiting the foregoing, your obligation to pay fees hereunder, or to cause such fees to be paid, shall be absolute and unconditional and shall not be subject to reduction by way of setoff or counterclaim or otherwise.

2. Confidentiality. This Fee Letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this Fee Letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the Transactions. After your acceptance hereof, this Fee Letter may be disclosed by you.

3. Agreement Relating to Commitment Letter. On the date hereof, each of the Commitment Letter Parties has executed a copy of the Commitment Letter as attached as Exhibit A hereto. Each of the Commitment Letter Parties hereby agrees with you that between the date hereof and the Deadline, none of the Commitment Letter Parties will take any action to revoke, rescind or otherwise withdraw its agreements under the Commitment Letter, including that the Company has until the Deadline to execute and deliver the Commitment Letter to the Commitment Letter Parties. We hereby agree that the Commitment Letter Parties’ agreements set forth in this Section 3 are material and in addition to all other rights and remedies, upon any breach of this Section 3 by any Commitment Letter Party, such breaching Commitment Letter Party’s right to the fees contemplated by Section 1 of this Fee Letter shall immediately terminate.

4. Execution of the Commitment Letter. Each of the Commitment Letter Parties hereby acknowledges that only the Company can agree to the Commitment Letter and that you shall have no obligations thereunder.

5. Beneficial Ownership. Except as set forth on Schedule A hereto, each of the Commitment Letter Parties hereby represents and warrants that, as of the date hereof, such Commitment Letter Party does not have any beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of shares of common stock of the Company.

6. Notices. Notice given pursuant to any of the provisions of this Fee Letter shall be in writing and shall be mailed or delivered (a) if to you, at the address set forth above and (b) (i) if to Jefferies Finance, at its offices, at 520 Madison Avenue, New York, New York 10022, Attention: General Counsel, (ii) if to FS or FS II, at their offices, at 345 Park Avenue, 31st Floor, New York, New York 10154, Attention: Brad Marshall and Angelia Perkovic, (iii) if to MAM, at its offices, at 101 Huntington Avenue, 6th Floor Boston, MA 02199, Attention: Jim Roth and Joseph Rizzo and (iv) if to the Icahn Funds, at their offices, at 767 Fifth Avenue, 47th Floor New York, New York 10153, Attention: Keith Cozza.

7. Counterparts. This Fee Letter may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Fee Letter by facsimile or other electronic transmission shall be as effective as delivery of an originally-executed counterpart thereof.

8. Assignment. You may not assign any of your rights, or be relieved of any of your obligations, under this Fee Letter without our prior written consent, which may be given or withheld in our sole discretion (and any purported assignment without consent, at our sole option, shall be null and void). Any and all obligations of, and services to be provided by, us hereunder may be performed and any and all of our rights hereunder may be exercised by or through any of our affiliates or branches.

9. Third Party Beneficiaries. This Fee Letter has been and is made solely for the benefit of you, us and our affiliates, and your, our and their respective successors and assigns, and nothing in this Fee Letter, express or implied, is intended to confer or does confer on any other person or entity any rights or reason under or by reason of this Fee Letter or your or our agreements contained herein.

10. Survival. This Fee Letter shall survive the expiration or termination of the Commitment Letter.

11. Choice of Law; Jurisdiction; Waivers. This Fee Letter, and any claim, controversy or dispute arising under or related to this Fee Letter (whether based upon contract, tort or otherwise), shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of interest principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law). To the fullest extent permitted by applicable law, you and we hereby irrevocably submit to the exclusive jurisdiction of any New York State court or Federal court sitting in the County of New York of the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions hereof and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. You and we hereby waive, to the fullest extent permitted by applicable law, any objection that you or we may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. You and we hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Fee Letter or any of the other transactions contemplated hereby. The provisions of this Section 11 are intended to be effective upon the execution of this Fee Letter without any further action by you, and the introduction of a true copy of this Fee Letter into evidence shall be conclusive and final evidence as to such matters.

12. Headings. The section headings in this Fee Letter have been inserted as a matter of convenience of reference, are not part of this Fee Letter and shall not affect the interpretation of this Fee Letter.

13. Amendment; Waiver. This Fee Letter may not be modified or amended except in a writing duly executed by you and us. No waiver by any party of any breach of, or any provision of, this Fee Letter shall be deemed a waiver of any similar or any other breach or provision of this Fee Letter at the same or any prior or subsequent time. To be effective, a waiver must be set forth in writing signed by the waiving party and must specifically refer to this Fee Letter and the breach or provision being waived.

[Remainder of page intentionally blank]

Very truly yours,
JEFFERIES FINANCE LLC

By:	____________________
Name:
Title:

FS INVESTMENT CORPORATION
By: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	____________________
Name:
Title:

FS INVESTMENT CORPORATION II
By: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	____________________
Name:
Title:

MANULIFE ASSET MANAGEMENT,
on behalf of:
Manulife Floating Rate Income Fund
Public Employees Retirement Association of New Mexico
JHF II – Strategic Income Opportunities Fund
John Hancock Income Fund (F/K/A John Hancock Strategic Income Fund)
John Hancock Variable Insurance Trust Strategic Income Opportunities Trust
Manulife Strategic Balanced Yield Fund
Manulife Strategic Income Fund
Manulife Asset Management Strategic Income Pooled Fund
Manulife Investments Trust – Strategic Income Fund
Manulife Global Fixed Income Private Trust
Teacher’s Retirement System of the State of Illinois
Kentucky Retirement Systems Insurance
Kentucky Retirement System Pension
Symmetry Global Bond Fund

By:	____________________
Name:
Title:

ICAHN PARTNERS LP
By:	____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP
By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP
By: ____________________
Name:
Title:

                    ICAHN PARTNERS MASTER FUND III LP
By: ____________________
                                 Name:
                                 Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By:	____________________
Name:
Title:

Accepted and agreed to as of the date first above written:

SOUTHEASTERN ASSET MANAGEMENT, INC.
By:	____________________
Name:
Title:

[EXECUTION VERSION]

JEFFERIES FINANCE LLC 520 Madison Avenue New York, New York 10022	FS INVESTMENT CORPORATION FS INVESTMENT CORPORATION II 345 Park Avenue, 31st Floor New York, NY 10154	ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153
MANULIFE FLOATING RATE INCOME FUND
PUBLIC EMPLOYEES RETIREMENT ASSOCIATION OF NEW MEXICO
JHF II – STRATEGIC INCOME OPPORTUNITIES FUND
JOHN HANCOCK INCOME FUND (F/K/A JOHN HANCOCK STRATEGIC INCOME FUND)
JOHN HANCOCK VARIABLE INSURANCE TRUST STRATEGIC INCOME OPPORTUNITIES TRUST
MANULIFE STRATEGIC BALANCED YIELD FUND
MANULIFE STRATEGIC INCOME FUND
MANULIFE ASSET MANAGEMENT STRATEGIC INCOME POOLED FUND
MANULIFE INVESTMENTS TRUST - STRATEGIC INCOME FUND
MANULIFE GLOBAL FIXED INCOME PRIVATE TRUST
TEACHERS' RETIREMENT SYSTEM OF THE STATE OF ILLINOIS
KENTUCKY RETIREMENT SYSTEMS INSURANCE
KENTUCKY RETIREMENT SYSTEM PENSION
SYMMETRY GLOBAL BOND FUND
101 Huntington Avenue, 6th Floor
Boston, MA 02199

July 1, 2013

COMMITMENT LETTER

Dell Inc.
One Dell Way
Round Rock, Texas 78682
Attention: Dell Special Committee

Re: Project Denali

Ladies and Gentlemen:

You have advised Jefferies Finance LLC (“Jefferies Finance”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”), Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”) and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Funds” and, together with Jefferies Finance, FS, FS II and MAM, the “Initial Lenders”, “we” or “us”) that (i) Dell Inc. (the “Company” or “you”) intends to enter into, or otherwise engage in, a transaction pursuant to which the Company shall commence a tender offer for approximately 1.1 billion shares of its common stock at $14 per share (the “Tender Offer”), (ii) immediately upon the purchase by the Company of any of its shares of common stock pursuant to the Tender Offer, such shares shall be cancelled and retired and (iii) Icahn Enterprises L.P. (“Icahn”), Southeastern Asset Management, Inc. (“SAM”) and their respective affiliates (collectively, the “Designated Shareholders”) collectively beneficially own approximately 12.8% of the common shares of the Company and will not tender any of their common shares of the Company that they own as part of the Tender Offer. Capitalized terms used but not defined herein and defined in any exhibit hereto have the meanings assigned to them in such exhibit.

You also have advised us that the Tender Offer, and the fees and expenses related to the Transactions (as defined below), will be financed from the following sources:

(i) $5,200 million of borrowings under senior secured first lien term loan facilities having the terms set forth in Exhibit A hereto (the “Facilities”); provided that, the amount of the Facilities shall be subject to permanent reduction in an aggregate amount equal to the product of (x) the remainder of (A) the maximum number of shares of common stock of the Company subject to the Tender Offer minus (B) the aggregate amount of shares of such common stock actually purchased by the Company pursuant to the Tender Offer multiplied by (y) $14;

(ii) up to $7,500 million in the aggregate of cash on hand of the Company (after taxes and payment of fees); and

(iii) up to $2,900 million in the aggregate of cash proceeds from either (x) financing receivables facilities to be incurred by a bankruptcy remote entity that is non-recourse to the Company and its subsidiaries or (y) a sale of the financing receivables business of the Company (in either case, the “Applicable Receivables Transaction”).

The transaction described in clause (i) above is referred to as the “Debt Financing” and, together with the Tender Offer, the Applicable Receivables Transaction and the payment of all related fees, commissions and expenses, are collectively referred to herein as the “Transactions.” As used in this Commitment Letter and the other Debt Financing Letter (as defined below), the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

1. The Commitments.

In connection with the foregoing, (a) each Initial Lender (directly or through one or more of our affiliates) is pleased to advise you of its several, and not joint, commitment to provide that percentage of each of the Facilities as is set forth opposite its name on Annex A hereto. The commitments of the Initial Lenders described in this Section 1 are collectively referred to herein as the “Commitments.” The Commitments are, in each case, on the terms and subject to the conditions set forth in (i) this letter (including the exhibits, schedules and annexes hereto, collectively, this “Commitment Letter”) and (ii) the fee letter, dated the date hereof, by and among you and us (the “General Fee Letter” and, together with this Commitment Letter, the “Debt Financing Letters”). Notwithstanding anything to the contrary in any Debt Financing Letter, the terms of this Commitment Letter set forth the material provisions of the Facilities that will be contained in the definitive documents relating to the Debt Financing, which shall be prepared by our counsel (collectively, the “Definitive Debt Documents”); provided that there shall be no closing condition contained in the Definitive Debt Documents that is not either specifically set forth on Exhibit A to this Commitment Letter under the heading “Conditions Precedent to Borrowing” or specifically set forth on Exhibit B to this Commitment Letter. Those matters that are not covered or made clear in the Debt Financing Letters are subject to mutual agreement of the parties hereto. No party hereto has been authorized by us to make any oral or written statements or representations that are inconsistent with the Debt Financing Letters. The Definitive Debt Documents (including those instances in the Debt Financing Letters which provide for certain terms to be mutually agreed upon) will be negotiated in good faith by the parties hereto within a reasonable time period to be determined based on the expected Closing Date and taking into account the timing of the syndication of the Facilities.

2. Titles and Roles. As consideration for the Commitments, you agree that you hereby retain (on behalf of yourself and your subsidiaries) (i) Jefferies Finance (or its designee) to act as the sole and exclusive administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Facilities, (ii) each of Jefferies Finance, FS, FS II, MAM and the Icahn Funds to act as a joint lead arranger and joint book running manager (collectively, the “Arrangers”) for the Facilities, (iii) Jefferies Finance to act as syndication agent for the Facilities and (iv) Jefferies Finance to act as documentation agent for the Facilities, in each case, upon the terms and conditions set forth in this Commitment Letter and the General Fee Letter. You agree that no other titles shall be awarded and no compensation (other than that expressly contemplated by the Debt Financing Letters) shall be paid by you or any of your subsidiaries in connection with the Facilities, unless mutually agreed. It is understood and agreed that Jefferies Finance will have “lead left” placement on all marketing materials relating to the Facilities and will perform the duties and exercise the authority customarily performed and exercised by it in such role, including acting as sole manager of the physical books.

3. Conditions Precedent. Except as provided in the following sentence, the closing of the Facilities and the making of the loans thereunder on the Closing Date are conditioned only upon satisfaction or waiver by us of each of (i) the conditions expressly set forth in Exhibit A hereto under the heading “Conditions Precedent to Borrowing” and (ii) the other conditions expressly set forth on Exhibit B hereto. Notwithstanding the foregoing or any other provision in any Debt Financing Letter, unless otherwise agreed to in writing by an Initial Lender with respect to itself (and not with respect to any other Initial Lender), each Initial Lender’s obligation under the Debt Financing Letters, including any obligation to fund its Commitments, close the Facilities and otherwise comply with its obligations under the Debt Financing Letters, is also conditioned on (i) the election or appointment to the Board of Directors of the Company of all of the Icahn Nominees (as defined in Amendment No. 1 to the Schedule 13D filed by the Icahn Funds on May 13, 2013) and all of the Southeastern Nominees (as defined in Amendment No. 5 to the Schedule 13D filed by SAM on May 13, 2013), and (ii) such Icahn Nominees and Southeastern Nominees being installed as, and constituting, the entire Board of Directors of the Company.

Notwithstanding anything in the Debt Financing Letters, the Definitive Debt Documents or any other letter agreement or other undertaking concerning the Transactions to the contrary, the terms of the Definitive Debt Documents shall be in a form such that they do not impair availability of the Facilities on the Closing Date if the conditions expressly set forth in this Commitment Letter are satisfied (it being understood that, to the extent any Collateral (other than to the extent that a lien on such Collateral may be perfected (w) by the Cash Collateral Account referenced under the heading “Use of Proceeds” on Exhibit A hereto, (x) by the filing of a financing statement under the Uniform Commercial Code, (y) to the extent certificated, by the delivery of stock certificates of the Borrower and the Guarantors (other than the Company) and other material domestic subsidiaries of the Company together with undated stock powers executed in blank or (z) by the filing of a security agreement on the applicable form with the United States Patent and Trademark Office or the United States Copyright Office with respect to material intellectual property) is not or cannot be provided or perfected on the Closing Date after your use of commercially reasonable efforts to do so, the provision or perfection of such Collateral shall not constitute a condition precedent to the availability of the Facilities on the Closing Date, but shall be required to be perfected within 90 days after the Closing Date (subject to extensions in writing by the Administrative Agent). This paragraph shall be referred to herein as the “Certain Funds Provision”.

4. Syndication.

(a) We reserve the right, at any time prior to or after execution of the Definitive Debt Documents, to syndicate all or part of the Initial Lenders’ Commitments to a syndicate of banks, financial institutions and other entities (which may include the Arrangers) identified by us in consultation with you (collectively, the “Lenders”); provided that we will not syndicate to direct competitors of the Company and its subsidiaries (other than, for the avoidance of doubt, affiliates thereof that are bona fide fixed income investors, banks (or similar financial institutions) or debt funds), and other entities, to be mutually agreed from time to time prior to the earlier of (x) a Successful Syndication (as defined in the General Fee Letter) and (y) 90 days after the Closing Date (the “Disqualified Institutions”). The Initial Lenders’ Commitments shall be reduced dollar-for-dollar as and when corresponding commitments are received from any Lenders; provided that, no such reduction shall relieve the Initial Lenders of their obligation to fund on the Closing Date the portion of the Commitments so reduced to the extent any Lender fails, upon satisfaction or waiver of all conditions to such Lender making its initial extensions of credit on the Closing Date, to fund its Commitment on the Closing Date; provided, further, that unless you agree in writing, we shall retain exclusive control over the rights and obligations with respect to the Initial Lenders’ Commitments in respect of the Facilities, including all rights with respect to consents, modifications, supplements and amendments, until the Closing Date has occurred. We will exclusively manage all aspects of any syndication in consultation with you, including decisions as to the selection of prospective Lenders to be approached (excluding Disqualified Institutions), when they will be approached, when their commitments will be accepted, which prospective Lenders will participate (subject to your consultation rights under the first sentence of this paragraph), the allocation of the commitments among the Lenders, any naming rights and the amount and distribution of fees to such Lenders. To assist us in our syndication efforts, you agree to prepare and provide promptly to us all customary information with respect to the Company, its subsidiaries, the Transactions and the other transactions contemplated hereby, including such Projections (as defined below) as we may reasonably request in connection with the syndication of the Commitments.

(b) We intend to commence our syndication efforts promptly upon your execution of this Commitment Letter, and you agree to assist us actively (and, in all events, using your commercially reasonable efforts) to complete a timely syndication that is reasonably satisfactory to us until the date that is the earlier of (i) 90 days after the Closing Date and (ii) the date on which a Successful Syndication is achieved but in no event shall such date be earlier than the Closing Date (such earlier date referred to in clause (i) and (ii), the “Syndication Date”). Such assistance shall include:

(i) using commercially reasonable efforts to ensure that our syndication efforts benefit materially from your existing lending and investment banking relationships,

(ii) direct contact between your senior management, representatives and advisors, on the one hand, and the senior management, representatives and advisors of the proposed Lenders, on the other hand,

(iii) your assistance in the prompt preparation of one or more confidential information memoranda (each, a “Confidential Information Memorandum”), and other marketing materials to be used in connection with the syndication of the Initial Lenders’ Commitments (together with all Confidential Information Memoranda, the “Materials”),

(iv) your causing us to receive for distribution to the prospective Lenders, at least five business days prior to the Closing Date, a copy of the definitive credit agreement in respect of the Facilities in the form agreed to by the Arrangers and you,

(v) your using commercially reasonable efforts to obtain, not less than 10 business days prior to the Closing Date, (A) a monitored public corporate rating and a monitored public corporate family rating for the Company from each of Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), respectively, and (B) monitored public facility ratings from each of S&P and Moody’s for the Facilities, and

(vi) the hosting, with us, of meetings with prospective Lenders at such times and in such places as mutually agreed.

(c) You agree, at our request, to assist in the preparation of a version of any Materials consisting exclusively of information and documentation that is either (i) publicly available or (ii) not material with respect to the Company, its affiliates or any of its or their securities for purposes of United States federal and state securities laws (such information and Materials, “Public Information”). In addition, you agree that, unless specifically labeled “Private – Contains Non-Public Information,” no Materials disseminated to potential Lenders in connection with the syndication of the Facilities, whether through an Internet website, electronically, in presentations, at meetings or otherwise, will contain any Material Non-Public Information (as defined below). Any information and documentation that is not Public Information is referred to herein as “Material Non-Public Information.” It is understood that in connection with your assistance described above, authorization letters will be included in any information package and presentation whereby you shall authorize the distribution of such information to prospective Lenders, it being understood that the authorization letter for Public Information shall contain a representation by you to the Lenders that the Public Information does not include any such Material Non-Public Information and each letter shall contain a customary “10b-5” representation. You acknowledge and agree that the following documents contain and shall contain solely Public Information (unless you notify us promptly that any such document contains Material Non-Public Information): (i) drafts and final Definitive Debt Documents with respect to the Facilities, (ii) administrative materials prepared by us for prospective Lenders (including a lender meeting invitation, Lender allocations, if any, and funding and closing memoranda), and (iii) notification of changes in the terms of the Facilities. If reasonably requested by us, you shall identify Public Information by clearly and conspicuously marking the same as “PUBLIC”.

(d) You agree that all Materials and Information (as defined below) (including draft and execution versions of the Definitive Debt Documents and draft or final offering materials relating to contemporaneous or prior securities issuances by the Company) may be disseminated in accordance with our standard syndication practices (including through hard copy and via one or more internet sites (including an IntraLinks, SyndTrak or similar workspace), e-mail or other electronic transmissions). Without limiting the foregoing, you authorize the use of your logos in connection with any such dissemination. You further agree that, at our expense, we may place advertisements in financial and other newspapers and periodicals or on a home page or similar place for dissemination of information on the Internet or worldwide web as we may choose, and circulate similar promotional materials, after the closing of the Transactions in the form of a “tombstone” or otherwise, containing information customarily included in such advertisements and materials, including (i) the names of the Company and its affiliates (or any of them), (ii) our and our affiliates’ titles and roles in connection with the Transactions, and (iii) the amount, type and closing date of such Transactions.

5. Information. You represent, warrant and covenant that:

(a) all written information and data other than the Projections and information of a general economic or industry-specific nature (including the Materials, the “Information”) that has been or will be made available to us by or on behalf of you or any of your representatives on your behalf in connection with the Transactions, is or will be, when furnished, and taken as a whole, complete and correct in all material respects,

(b) none of the Information shall, when furnished or on the Closing Date and when taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which such statements are made, and

(c) all projections and other forward-looking information that have been or will be made available to us by or on behalf of you or any of your representatives on your behalf in connection with the Transactions, (collectively, the “Projections”) have been or will be prepared in good faith based upon (i) accounting principles consistent with the most recent historical audited financial statements of the Company and (ii) assumptions that are believed by you to be reasonable at the time the related Projections are made available to us (it being understood that any such Projections are as to future events and are not to be viewed as facts, and are subject to uncertainties and contingencies, some of which are beyond your control, that no assurance can be given that any particular Projections will be realized, that actual results may differ and that such differences may be material).

You agree that, if at any time prior to the later of the Closing Date and the Syndication Date, you become aware that any of the representations and warranties in the preceding sentence would be incorrect if the Information or Projections were then being furnished and such representations and warranties were then being made, you shall, at such time, supplement promptly such Information and/or Projections, as the case may be, in order that such representations and warranties will be correct under those circumstances.

You shall be solely responsible for Information and the Projections, including the contents of all Materials. We (i) will be relying on Information, the Projections and data provided by or on behalf of you or any of your representatives or otherwise available from generally recognized public sources, without having independently verified the accuracy or completeness of the same, (ii) do not assume responsibility for the accuracy or completeness of any such Information, Projections and data and (iii) will not make an appraisal of the assets or liabilities of the Company or any of its subsidiaries. You shall (i) furnish us with all Information and data that we may reasonably request in connection with our activities on behalf of you and your affiliates and (ii) provide us full access, as reasonably requested, to your and your subsidiaries’ respective officers, directors, employees and professional advisors.

6. Clear Market. You agree that, from the date you execute and deliver this Commitment Letter to us until the earlier of (a) the date on which a Successful Syndication has been achieved, provided that such date shall not be earlier than the Closing Date and (b) the date that is 90 days after the Closing Date, you will not permit, and will not permit any of your subsidiaries to, directly or indirectly, (i) syndicate, place, sell or issue, (ii) attempt or offer to syndicate, place, sell or issue, (iii) announce or authorize the announcement of the syndication, placement, sale or issuance of, or (iv) engage in discussions concerning the syndication, placement, offering, sale or issuance of, any debt facility, or debt, equity-linked or equity security of the Company or any of its affiliates (other than (t) the Debt Financing contemplated hereby, (u) the Applicable Receivables Transaction, (v) the Permitted Subordinated Debt, (w) the Permitted Revolver, (x) the Qualified Preferred Equity of the Company, (y) the refinancing of the Company’s existing notes that are due in September 2013 with like debt and (z) commercial paper issued by the Company and other indebtedness incurred in the ordinary course of business and on a basis consistent with past practices), including any renewals or refinancings of any existing debt facility, without our prior written consent, which may be given or withheld in our sole discretion.

7. Fees and Expenses. As consideration for the Commitments and our other undertakings hereunder, you hereby agree to pay or cause to be paid to us (or our respective affiliates) for our respective accounts the fees, expenses and other amounts set forth in the Debt Financing Letters.

8. Indemnification and Waivers. As consideration for the Commitments and our other undertakings hereunder, you agree to the provisions with respect to indemnification, waivers and other matters contained in Annex B hereto, which is hereby incorporated by reference in this Commitment Letter.

9. No Confidentiality. We hereby acknowledge and agree that this Commitment Letter (but not the General Fee Letter) including the names of the Initial Lenders and the Arrangers and the amounts of the Facilities committed to by each of the Initial Lenders under this Commitment Letter, may be disclosed by you.

Further, you and we (and any of your and our respective employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by the Debt Financing Letters and all materials of any kind (including opinions or other tax analyses) that are provided to you or us relating to such tax treatment and tax structure, except that (i) tax treatment and tax structure shall not include the identity of any existing or future party (or any affiliate of such party) to any Debt Financing Letter, and (ii) neither you nor we shall disclose any information relating to such tax treatment and tax structure to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws. For this purpose, the tax treatment of the transactions contemplated by the Debt Financing Letters is the purported or claimed U.S. federal income tax treatment of such transactions and the tax structure of such transactions is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of such transactions.

10. Conflicts of Interest; Absence of Fiduciary Relationship. You acknowledge and agree that:

(a) we and/or our respective affiliates and subsidiaries, in our and their respective capacities as principal or agent are involved in a wide range of commercial banking and investment banking activities globally (including investment advisory, asset management, research, securities issuance, trading, and brokerage) from which conflicting interests or duties may arise and, therefore, conflicts may arise between (i) our interests and duties hereunder and (ii) the duties or interests or other duties or interests of our affiliates,

(b) we and any of our respective affiliates and subsidiaries may, at any time, (i) provide services to any other person, (ii) engage in any transaction (on our or its own account or otherwise) with respect to you or any member of the same group as you or (iii) act in relation to any matter for any other person whose interests may be adverse to you or any member of your group (a “Third Party”), and may retain for our or its own benefit any related remuneration or profit, notwithstanding that a conflict of interest exists or may arise and/or any of us or our respective affiliates or subsidiaries is in possession or has come or comes into possession (whether before, during or after the consummation of the transactions contemplated hereunder) of information confidential to you; provided that such confidential information shall not be used by us or any of our respective affiliates or subsidiaries in performing services or providing advice to any Third Party. You accept that permanent or ad hoc arrangements/information barriers may be used between and within our divisions or divisions of our respective affiliates or subsidiaries for this purpose and that locating directors, officers or employees in separate workplaces is not necessary for such purpose,

(c) information that is held elsewhere within us or our respective affiliates or subsidiaries, but of which none of the individual directors, officers or employees having primary responsibility for the consummation of the transactions contemplated by this Commitment Letter actually has knowledge (or can properly obtain knowledge without breach of internal procedures), shall not for any purpose be taken into account in determining our responsibilities to you hereunder,

(d) neither we nor any of our respective affiliates or subsidiaries shall have any duty to disclose to you, or utilize for your benefit, any non-public information acquired in the course of providing services to any other person, engaging in any transaction (on our or its own account or otherwise) or otherwise carrying on our or its business,

(e) (i) neither we nor any of our respective affiliates or subsidiaries have assumed any advisory responsibility or any other obligation in favor of you or any of your affiliates except the obligations expressly provided for under the Debt Financing Letters, (ii) we and our respective affiliates, on the one hand, and you and your affiliates, on the other hand, have an arm’s-length business relationship that does not directly or indirectly give rise to, nor do you or any of your affiliates rely on, any fiduciary duty on the part of us or any of our respective affiliates and (iii) we are (and are affiliated with) full service financial firms and as such may effect from time to time transactions for our own account or the account of customers, and hold long or short positions in debt, equity-linked or equity securities or loans of companies that may be the subject of the transactions contemplated by this Commitment Letter (and, in particular, we and any of our respective affiliates may at any time hold debt or equity securities for our or its own account in you or your subsidiaries). With respect to any securities and/or financial instruments so held by us, any of our respective affiliates or any of our respective customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of such rights, in its sole discretion. You hereby waive and release, to the fullest extent permitted by law, any claims you have, or may have, with respect to (i) any breach or alleged breach of fiduciary duty (and agree that we shall have no liability (whether direct or indirect) to you in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of you, including your stockholders, employees or creditors) and (ii) any conflict of interest arising from such transactions, activities, investments or holdings, or arising from our failure or the failure of any of our respective affiliates to bring such transactions, activities, investments or holdings to your attention, and

(f) neither we nor any of our respective affiliates are advising you as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. You shall consult with your own advisors concerning such matters and shall be responsible for making your own independent investigation and appraisal of the transactions contemplated by the Debt Financing Letters, and neither we nor our respective affiliates shall have responsibility or liability to you with respect thereto. Any review by us, or on our behalf, of the Company, the Transactions, the other transactions contemplated by the Debt Financing Letters or other matters relating to such transactions will be performed solely for our benefit and shall not be on behalf of you or any of your affiliates.

11. Choice of Law; Jurisdiction; Waivers. The Debt Financing Letters, and any claim, controversy or dispute arising under or related to the Debt Financing Letters (whether based upon contract, tort or otherwise), shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law). To the fullest extent permitted by applicable law, you and we hereby irrevocably submit to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of any Debt Financing Letter and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. You and we hereby waive, to the fullest extent permitted by applicable law, any objection that you or we may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. You and we hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to the Debt Financing Letters, any of the Transactions or any of the other transactions contemplated hereby or thereby. The provisions of this Section 11 are intended to be effective upon the execution of this Commitment Letter without any further action by you, and the introduction of a true copy of this Commitment Letter into evidence shall be conclusive and final evidence as to such matters.

12. Miscellaneous.

(a) This Commitment Letter may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Commitment Letter by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

(b) You may not assign any of your rights, or be relieved of any of your obligations, under this Commitment Letter without our prior written consent, which may be given or withheld in our sole discretion (and any purported assignment without such consent, at our sole option, shall be null and void). We may at any time and from time to time assign all or any portion of the Initial Lenders’ Commitments hereunder to one or more of our respective affiliates, related funds or to one or more Lenders, whereupon we shall be released from the portion of the Initial Lenders’ Commitments hereunder so assigned; provided that such assignment shall not relieve us of our obligation to fund on the Closing Date the portion of the Initial Lenders’ respective Commitments so assigned to the extent such assignee fails, upon satisfaction or waiver by us of all conditions to funding as set forth in Section 3 of this Commitment Letter, to fund such assigned Commitments on the Closing Date. Any and all obligations of, and services to be provided by, us hereunder (including the Initial Lenders’ Commitments) may be performed, and any and all of our rights hereunder may be exercised, by or through any of our respective affiliates or branches and we reserve the right to allocate, in whole or in part, to our respective affiliates or branches certain fees payable to us in such manner as we and our affiliates may agree in our and their sole discretion. You further acknowledge that we may share with any of our respective affiliates, and such affiliates may share with us, any information relating to the Transactions or you (and your affiliates), or any of the matters contemplated in the Debt Financing Letters.

(c) This Commitment Letter has been and is made solely for the benefit of you, us and the indemnified persons (as defined in Annex B hereto) and your, our and their respective successors and assigns, and nothing in this Commitment Letter, expressed or implied, is intended to confer or does confer on any other person or entity any rights or remedies under or by reason of this Commitment Letter or your and our agreements contained herein.

(d) The Debt Financing Letters set forth the entire understanding of the parties hereto as to the scope of the Commitments and our obligations hereunder and thereunder. The Debt Financing Letters supersede all prior understandings and proposals, whether written or oral, between us and you relating to any financing or the transactions contemplated hereby and thereby.

(e) You agree that we or any of our respective affiliates may disclose information about the Transactions to market data collectors and similar service providers to the financing community.

(f) We hereby notify you and, upon its becoming bound by the provisions hereof, each other Credit Party (as defined in Exhibit A hereto), that pursuant to the requirements of the USA PATRIOT Improvement and Reauthorization Act, Pub. L. 109-177 (signed into law March 9, 2006) (as amended from time to time, the “Patriot Act”), we and each Lender may be required to obtain, verify and record information that identifies the Credit Parties, which information includes the name, address, tax identification number and other information regarding the Credit Parties that will allow us or such Lender to identify the Credit Parties in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act and is effective as to us and each Lender. You agree that we shall be permitted to share any or all such information with the Lenders.

13. Amendment; Waiver. This Commitment Letter may not be modified, waived or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Commitment Letter shall be deemed a waiver of any similar or any other breach or provision of this Commitment Letter at the same or any prior or subsequent time. To be effective, a waiver must be set forth in writing signed by the waiving party and must specifically refer to this Commitment Letter and the breach or provision being waived.

14. Surviving Provisions. Notwithstanding anything to the contrary in this Commitment Letter: (i) Sections 7 to and including 15 hereof shall survive the expiration or termination of this Commitment Letter, regardless of whether the Definitive Debt Documents have been executed and delivered or the Transactions consummated, and (ii) Sections 2 and 4 to and including 13 hereof shall survive execution and delivery of the Definitive Debt Documents and the consummation of the Transactions.

15. Acceptance, Expiration and Termination. Please indicate your acceptance of the terms of the Debt Financing Letters by returning to us executed counterparts of the Debt Financing Letters not later than 5:00 p.m., New York City time, on September 15, 2013 (the “Deadline”). The Debt Financing Letters are conditioned upon your contemporaneous execution and delivery to us, and the contemporaneous receipt by us, of executed counterparts of each Debt Financing Letter on or prior to the Deadline. This Commitment Letter will expire on the Deadline in the event that you have not returned such executed counterparts to us by such time. If Debt Financing Letters are executed and delivered to us on or prior to the Deadline, except with respect to any provision that expressly survives pursuant to Section 14, this Commitment Letter (but not the other Debt Financing Letters) will terminate automatically on the earliest of (i) the date of termination or abandonment by you of the proposed Transactions or the rejection by your board of directors of the proposed Transactions, in each case, as publicly announced by you or notified to us in writing, (ii) the consummation by the Company or any of its affiliates (or any of their respective equityholders) of a sale of all or any substantial part of the capital stock or property and assets of the Company and its subsidiaries (or any parent company thereof) (including, without limitation, the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 5, 2013, by and among Denali Holding, Inc., Denali Intermediate Inc., Denali Acquiror Inc. and the Company (as amended prior to the date hereof, the “Merger Agreement”), (iii) the date that the shareholders of the Company approve the transactions contemplated by the Merger Agreement, and (iv) 5:00 p.m., New York City time, on September 30, 2013.

[Remainder of page intentionally blank]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

JEFFERIES FINANCE LLC

By:	____________________
Name:
Title:

FS INVESTMENT CORPORATION
By: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	____________________
Name:
Title:

FS INVESTMENT CORPORATION II
By: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	____________________
Name:
Title:

MANULIFE ASSET MANAGEMENT,
on behalf of:
Manulife Floating Rate Income Fund
Public Employees Retirement Association of New Mexico
JHF II – Strategic Income Opportunities Fund
John Hancock Income Fund (F/K/A John Hancock Strategic Income Fund)
John Hancock Variable Insurance Trust Strategic Income Opportunities Trust
Manulife Strategic Balanced Yield Fund
Manulife Strategic Income Fund
Manulife Asset Management Strategic Income Pooled Fund
Manulife Investments Trust – Strategic Income Fund
Manulife Global Fixed Income Private Trust
Teacher’s Retirement System of the State of Illinois
Kentucky Retirement Systems Insurance
Kentucky Retirement System Pension
Symmetry Global Bond Fund

By:	____________________
Name:
Title:

ICAHN PARTNERS LP

By: ____________________
                     Name:
                     Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
                     Name:
  Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By:	____________________
Name:
Title:

Accepted and agreed to as of the date first above written:

DELL INC.

By:	____________________
Name:
Title:

ANNEX A TO COMMITMENT LETTER

COMMITMENTS

Initial Lender	B-1 Term Loan Facility	B-2 Term Loan Facility
Jefferies Finance LLC	30.7692%	30.7692%
FS Investment Corporation	1.1538%	1.1538%
FS Investment Corporation II	0.7692%	0.7692%
Icahn Partners LP	19.8484%	19.8484%
Icahn Partners Master Fund LP	20.9668%	20.9668%
Icahn Partners Master Fund II LP	8.2038%	8.2038%
Icahn Partners Master Fund III LP	3.6118%	3.6118%
High River Limited Partnership	13.1577%	13.1577%
Manulife Floating Rate Income Fund	0.0769%	0.0769%
Public Employees Retirement Association of New Mexico	0.0282%	0.0282%
JHF II – Strategic Income Opportunities Fund	0.4095%	0.4095%
John Hancock Income Fund (F/K/A John Hancock Strategic Income Fund)	0.3620%	0.3620%
John Hancock Variable Insurance Trust Strategic Income Opportunities Trust	0.0507%	0.0507%
Manulife Strategic Balanced Yield Fund	0.0149%	0.0149%
Manulife Strategic Income Fund	0.3083%	0.3083%
Manulife Asset Management Strategic Income Pooled Fund	0.0565%	0.0565%
Manulife Investments Trust - Strategic Income Fund	0.1264%	0.1264%
Manulife Global Fixed Income Private Trust	0.0154%	0.0154%
Teachers' Retirement System of the State of Illinois	0.0430%	0.0430%
Kentucky Retirement Systems Insurance	0.0034%	0.0034%
Kentucky Retirement System Pension	0.0119%	0.0119%
Symmetry Global Bond Fund	0.0121%	0.0121%

ANNEX B TO COMMITMENT LETTER

INDEMNIFICATION AND WAIVER

Except as otherwise defined in this Annex B, capitalized terms used but not defined herein have the meanings assigned to them elsewhere in this Commitment Letter.

Dell Inc. (“you”) hereby agrees (i) to indemnify and hold harmless the Initial Lenders and the Arrangers (“we” or “us”), the Lenders in the Debt Financing and each of our and their respective affiliates and subsidiaries and each of the respective officers, directors, partners, trustees, employees, shareholders, advisors, agents, representatives, attorneys-in-fact, members, successors, assigns and controlling persons of each of the foregoing (each, an “indemnified person”) from and against any and all losses, claims, damages and liabilities (collectively, “Losses”) to which any such indemnified person, directly or indirectly, may become subject arising out of, relating to, resulting from or otherwise in connection with the Debt Financing Letters, the Debt Financing, the use of the proceeds therefrom, the Transactions, any of the other transactions contemplated by the Debt Financing Letters, or any action, claim, suit, litigation, investigation, inquiry or proceeding (each, a “Claim”) directly or indirectly arising out of, relating to, resulting from or otherwise in connection with any of the foregoing (IN ALL CASES, WHETHER OR NOT CAUSED OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNIFIED PERSON), regardless of whether any indemnified person is a named party thereto or whether such Claim is brought by you, any of your affiliates or a third party and (ii) to reimburse each indemnified person upon demand at any time and from time to time for all reasonable and documented out-of-pocket legal and other expenses (but limited, in the case of legal fees and expenses, to one counsel to such indemnified persons taken as a whole, one local counsel in any relevant jurisdiction and, in the case of an actual or potential conflict of interest, one additional counsel to all similarly affected indemnified persons taken as a whole) incurred by it in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any Claim, directly or indirectly, arising out of, relating to, resulting from or otherwise in connection with any of the foregoing (including in connection with the enforcement of the indemnification obligations and waivers set forth in this Annex B); provided, however, that no indemnified person will be entitled to indemnity hereunder in respect of any Loss to the extent that (A) it is found by a final, non-appealable judgment of a court of competent jurisdiction that such Loss resulted primarily from the gross negligence, bad faith or willful misconduct of such indemnified person or its controlled affiliates and controlling persons and their respective officers, directors, partners, trustees, employees, shareholders, advisors, agents, representatives, attorneys-in-fact, members or controlling persons or (B) it arises from or relates to disputes solely among indemnified persons and not arising out of any act or omission of you, any of your subsidiaries or other affiliates or the Designated Shareholders or their respective affiliates (other than any proceeding against us solely in our capacity or in fulfilling our role as the Administrative Agent or Arranger or similar role under the Facilities). In addition, in no event will any indemnified person or the Company be liable for consequential, special, exemplary, punitive or indirect damages (including any loss of profits, business or anticipated savings), whether, directly or indirectly, as a result of any failure to fund all or any portion of the Debt Financing or otherwise arising out of, relating to, resulting from or otherwise in connection with the Debt Financing or arising out of, relating to, resulting from or otherwise in connection with any Claim or otherwise; provided that nothing contained in this sentence shall limit the Company’s indemnification and reimbursement obligations to the extent set forth above. In addition, no indemnified person will be liable for any damages arising from the use by unauthorized persons of Information, Projections or other Materials sent through electronic, telecommunications or other information transmission systems that are intercepted or otherwise obtained by such persons except to the extent such Loss resulted from the gross negligence, bad faith or willful misconduct (as determined in a final, non-appealable judgment of a court of competent jurisdiction) of such indemnified person or any of such indemnified person’s controlled affiliates and controlling persons or any of their respective officers, directors, partners, trustees, advisors, employees, agents, representatives, attorneys in fact or controlling persons.

You shall not settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Claim in which any indemnified person is or could be a party and as to which indemnification or contribution could have been sought by such indemnified person hereunder whether or not such indemnified person is a party to any Debt Financing Letter, unless (i) such indemnified person and each other indemnified person from which such indemnified person could have sought indemnification or contribution have given their prior written consent, which shall not be unreasonably withheld or delayed or (ii) the settlement, compromise, consent or termination (A) includes an express unconditional release of all indemnified persons and their respective affiliates from all Losses, directly or indirectly, arising out of, relating to, resulting from or otherwise in connection with such Claim and (B) does not include any statement as to or any admission of fault, culpability, wrongdoing or a failure to act by or on behalf of any indemnified person.

If for any reason (other than the gross negligence, bad faith or willful misconduct of an indemnified person as determined above) the foregoing indemnity is unavailable to an indemnified person or insufficient to hold an indemnified person harmless, then you to the fullest extent permitted by law, shall contribute to the amount paid or payable by such indemnified person as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by you, on the one hand, and by us, on the other hand, from the Transactions or, if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by you, on the one hand, and us, on the other hand, but also the relative fault of you, on the one hand, and us, on the other hand, as well as any relevant equitable considerations. Notwithstanding the provisions hereof, the aggregate contribution of all indemnified persons to all Losses shall not exceed the amount of fees actually received by us and our affiliates pursuant to the General Fee Letter. For the purposes of this paragraph, it is hereby further agreed that (i) the relative benefits to you, on the one hand, and us, on the other hand, with respect to the Transactions shall be deemed to be in the same proportion as (x) the total value paid or received or contemplated to be paid or received by you, your equityholders and/or your or their respective affiliates, as the case may be, in the Transactions, whether or not the Transactions are consummated, bears to (y) the fees actually paid to us and our affiliates under the General Fee Letter and (ii) the relative fault of you, on the one hand, and us, on the other hand, with respect to the Transactions shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by you, any of your affiliates and/or any of your or their respective officers, directors, partners, trustees, employees, affiliates, shareholders, advisors, agents, representatives, attorneys-in-fact and controlling persons or by us, as well as your and our relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

In addition, you shall reimburse the indemnified persons for all expenses (including fees and expenses of internal and external counsel), as incurred, in connection with investigating, preparing, defending or settling any Claim for which indemnification or contribution may be sought by the indemnified person, whether or not any indemnified person is a named party thereto or whether such Claim is brought by you, any of your affiliates or a third party.

The indemnity, contribution and expense reimbursement obligations set forth herein (i) shall be in addition to any liability you may have to any indemnified person at law, in equity or otherwise, (ii) shall survive the expiration or termination of the Debt Financing Letters (notwithstanding any other provision of any Debt Financing Letter or the Definitive Debt Documents), (iii) shall apply to any modification, amendment, waiver or supplement of our and any of our affiliates’ commitment and/or engagement, (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of us or any other indemnified person and (v) shall be binding on any successor or assign of you and the successors or assigns to any substantial portion of your business and assets.

* * *

EXHIBIT A TO COMMITMENT LETTER

SUMMARY OF TERMS OF FACILITIES

Set forth below is a summary of the material terms of the Facilities and the documentation related thereto. Capitalized terms used and not otherwise defined in this Exhibit A have the meanings set forth elsewhere in this Commitment Letter.

I. Parties
Borrower	Dell International L.L.C. (the “Borrower”), a direct wholly owned domestic subsidiary of Dell Inc. (the “Company”).
Guarantors
The Company and each of the Company direct and indirect wholly-owned domestic restricted subsidiaries (other than the Borrower as to the obligations incurred by it under the Facilities (as defined below), immaterial subsidiaries to be mutually agreed upon and subject to other exceptions to be mutually agreed upon) (collectively, the “Guarantors;” the Borrower and the Guarantors, collectively, the “Credit Parties”).

Lead Arrangers and Book Running Managers
Jefferies Finance LLC (“Jefferies Finance”), FS Investment Corporation, FS Investment Corporation II, Manulife Asset Management (on behalf of its various funds party to the Commitment Letter), Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership and/or one or more of their respective designees (in such capacities, the “Arrangers”). The Arrangers will perform the duties customarily associated with such role.

Syndication Agent	Jefferies Finance.
Documentation Agent	Jefferies Finance.
Administrative Agent	Jefferies Finance and/or one or more of its designees (in such capacity, the “Administrative Agent”). The Administrative Agent will perform the duties customarily associated with such role.
Collateral Agent	Jefferies Finance and/or one or more of its designees (in such capacity, the “Collateral Agent”). The Collateral Agent will perform the duties customarily associated with such role.
Lenders
A syndicate of banks, financial institutions and other entities (which may include the Arrangers, collectively, the “Lenders”) identified by the Arrangers in consultation with the Borrower, but excluding any Disqualified Institution.

Closing Date	The date, on or before the date on which the Commitments are terminated in accordance with Section 15 of this Commitment Letter, on which the Term Loans are drawn (the “Closing Date”).
Definitive Debt Documents	The definitive documentation governing or evidencing the Facilities (collectively, the “Definitive Debt Documents”).
II. Types and Amounts of Facilities
Facilities
(i) A six-year senior secured “B-1” term loan facility in an aggregate principal amount equal to $2,200 million (the “B-1 Term Loan Facility”) (the loans thereunder, the “B-1 Term Loans”); and
(ii) a three and one-half-year senior secured “B-2” term loan facility in an aggregate principal amount equal to $3,000 million (the “B-2 Term Loan Facility” and, together with the B-1 Term Loan Facility, the “Facilities”)) (the loans under the B-2 Term Loan Facility, the “B-2 Term Loans” and, together with the B-1 Term Loans, the “Term Loans”)).

The full amount of the Facilities shall be drawn in a single drawing on the Closing Date. Amounts borrowed under the Facilities that are repaid or prepaid may not be reborrowed.
The aggregate principal amount of the Facilities shall be subject to permanent reduction as provided in clause (i) of the second paragraph of this Commitment Letter, and with such reduction to be allocated among the Facilities on a pro rata basis.

Maturity and Amortization of Facilities
(i) The B-1 Term Loan Facility will mature on the date that is six years after the Closing Date and will amortize in equal quarterly installments in aggregate annual amounts equal to 1.0% of the original principal amount of the B-1 Term Loan Facility, with the balance payable on the sixth anniversary of the Closing Date.
(i) The B-2 Term Loan Facility will mature on the date that is three and one-half years after the Closing Date and will amortize in equal quarterly installments in aggregate annual amounts equal to 10.0% of the original principal amount of the B-2 Term Loan Facility, with the balance payable on the three and one-half year anniversary of the Closing Date.

Use of Proceeds
The proceeds of the Term Loans will be used to finance, in part, the Tender Offer and to pay the fees and expenses related to the Transactions. Prior to the closing of the Tender Offer, the proceeds from the Term Loans incurred on the Closing Date initially will be placed into a cash collateral account (the “Cash Collateral Account”) under the sole dominion and control of the Collateral Agent (and in which the Collateral Agent will have a perfected first priority security interest) pursuant to arrangements to be mutually agreed upon pending transfer of such proceeds to the paying agent/depository for the Tender Offer at the time that such shares are required to be accepted by the Company for payment (which payment shall occur promptly following the expiration of the Tender Offer in accordance with customary closing mechanics for tender offers of this type).

III. Certain Payment Provisions
Fees and Interest Rates	As set forth on Annex A-I hereto.
Optional Prepayments
Optional prepayments of borrowings under the Facilities will be permitted at any time, in minimum principal amounts to be agreed upon, without premium or penalty (subject (i) to reimbursement of the Lenders’ redeployment costs in the case of a prepayment of Adjusted LIBOR Loans other than on the last day of the relevant interest period and (ii) payments of an amount provided below under the caption “Soft Call on Term Loans”). Voluntary prepayments of the Facilities shall be applied on a pro rata basis between the B-1 Term Loan Facility and the B-2 Term Loan Facility and shall be applied to the remaining scheduled amortization payments of each such Facility as directed by the Borrower at the time of the respective payment (or, in the absence of such direction, in the direct order of maturity).

Mandatory Prepayments	The following amounts will be applied to prepay the Term Loans:

• 100% of the net proceeds of any incurrence of indebtedness after the Closing Date (other than indebtedness permitted under the Definitive Debt Documents including, for the avoidance of doubt, the Permitted Subordinated Debt, the Permitted Revolver and, if applicable, the Applicable Receivables Transaction) by the Company or any of its restricted subsidiaries (with exceptions to be mutually agreed upon);

• 100% of the net proceeds of any non-ordinary course sale or other disposition of assets by the Company or any of its restricted subsidiaries (including (i) as a result of casualty or condemnation and (ii) any issuance or sale of equity by any subsidiaries of the Company) (with certain exceptions and reinvestment rights to be mutually agreed upon including, if applicable, the sale of the financing receivables business pursuant to the Applicable Receivables Transaction); and

• 50% of “excess cash flow” (to be defined) for each fiscal year of the Company (commencing with the Company’s fiscal year beginning closest to February 2, 2014), with step-downs to 25% and 0% based on compliance with maximum consolidated total leverage ratios to be mutually agreed upon.

All such mandatory prepayments shall be applied without premium or penalty (except (i) as required under the caption “Soft Call on Term Loans” below and (ii) for breakage costs, if any) and shall be applied on a pro rata basis between the B-1 Term Loan Facility and the B-2 Term Loan Facility and, to the extent applied to any such Facility, shall be applied to the remaining scheduled installments of principal thereof on a pro rata basis.

Soft Call on Term Loans
The Borrower shall pay a “prepayment premium” in connection with any Repricing Event (as defined below) with respect to all or any portion of the Term Loans that occurs on or before the first anniversary of the Closing Date, in an amount not to exceed 1.0% of the principal amount of the Term Loans subject to such Repricing Event. The term “Repricing Event” shall mean (i) any prepayment or repayment of Term Loans with the proceeds of, or any conversion of Term Loans into, any new or replacement tranche of term loans bearing interest at an “effective” interest rate less than the “effective” interest rate applicable to the Term Loans (as such comparative rates are determined by the Administrative Agent) and (ii) any amendment to any Facility that, directly or indirectly, reduces the “effective” interest rate applicable to the Term Loans under such Facility (in each case, with original issue discount and upfront fees, which shall be deemed to constitute like amounts of original issue discount, being equated to interest margins in a manner consistent with generally accepted financial practice based on an assumed four-year life to maturity), including any mandatory assignment in connection therewith with respect to each Lender that refuses to consent to such amendment.

IV. Collateral and Guarantees
Collateral
Subject to the limitations set forth below in this section and subject to the Certain Funds Provision, the obligations of each Credit Party in respect of the Facilities and any interest rate hedging obligations of any Credit Party owed to a Lender, the Administrative Agent or their respective affiliates or to an entity that was a Lender or the Administrative Agent or an affiliate of a Lender or the Administrative Agent at the time of such transaction (“Permitted Secured Hedging Obligations”) will be secured by the following: a perfected first priority security interest in substantially all of its tangible and intangible assets, including intellectual property, real property, licenses, permits, intercompany indebtedness (which shall be evidenced by a subordinated promissory note), cash and cash equivalents, deposit and securities accounts (including the Cash Collateral Account and securities entitlements and related assets) and all of the equity interests of each Credit Party and each of its subsidiaries to the extent owned by a Credit Party (other than the equity interests of the Company) (but limited, in the case of the voting stock of a “controlled foreign corporation”, to 66% of all such voting stock to the extent that the pledge of a greater percentage would result in material adverse tax consequences to the Company) (the items described above and all proceeds thereof, but excluding the Excluded Assets (as defined below), collectively, the “Collateral”).
Notwithstanding anything to the contrary, the Collateral shall exclude the following: (i) any fee-owned real property with a value of less than an amount to be mutually agreed upon and any leasehold interests; (ii) motor vehicles and other assets subject to certificates of title, letter of credit rights (except to the extent perfection can be obtained by filing of uniform commercial code financing statements) and commercial tort claims with a value of less than an amount to be agreed; (iii) any lease, license or other similar agreement or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or similar agreement or purchase money arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or a Guarantor) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code and other applicable law (including the U.S. Bankruptcy Code), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition; (iv) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby; (v) any Principal Property (as defined in the Company’s existing unsecured note indentures) or the capital stock or debt of any direct or indirect subsidiary of the Company that owns Principal Property, in each case, to the extent (and only to the extent) that the creation of a security interest in favor of the Collateral Agent would require the notes issued under any such indenture to be equally and ratably secured; and (vi) subject to other exceptions to be mutually agreed upon (the foregoing described in clauses (i) through (vi) are collectively, the “Excluded Assets”).
All the above-described pledges, security interests and mortgages shall be created on terms to be set forth in the Definitive Debt Documents; and none of the Collateral shall be subject to other pledges, security interests or mortgages (subject to customary exceptions for financings of this kind reasonably acceptable to the Administrative Agent).

Guarantees
The Guarantors will unconditionally, and jointly and severally, guarantee the obligations of each Credit Party in respect of the Facilities and the Permitted Secured Hedging Obligations (the “Guarantees”). Such Guarantees will be in form and substance satisfactory to the Administrative Agent and the Arrangers. All Guarantees shall be guarantees of payment and performance, and not of collection.

V. Other Provisions
Representations and Warranties
Limited to the following (to be applicable to the Company and its restricted subsidiaries): organization and qualification, status and powers; due authorization, execution, delivery and enforceability of Definitive Debt Documents; no conflicts; accuracy of financial statements, projections and other information; no material adverse effect; ownership of properties; intellectual property; equity interests and subsidiaries; litigation and compliance with laws (including laws regulating the Company’s and its subsidiaries’ business and industry and other regulatory matters) and governmental approvals; organizational documents, contractual obligations and material agreements; federal reserve regulations (including the margin regulations); Investment Company Act of 1940, as amended, and other laws restricting incurrence of debt; use of proceeds; taxes; accuracy and completeness of disclosure; labor matters; solvency; employee benefit plans and ERISA; environmental matters; insurance; security documents and creation, validity, perfection and priority of security interests in the Collateral (subject to permitted liens); anti-terrorism laws, money laundering activities and dealing with embargoed persons (including, without limitation, FCPA, Patriot Act, OFAC/AML and other anti-terrorism and export control laws); and status of the Facilities as senior debt; subject in the case of certain of the foregoing representations and warranties, to exceptions and qualifications including for materiality to be mutually agreed upon.

Conditions Precedent to Borrowing
The borrowings under the Facilities will only be subject to (x) the conditions precedent expressly set forth in Exhibit B to the Commitment Letter and (y) the following conditions precedent: (i) delivery of a customary notice of borrowing, (ii) accuracy of representations and warranties in the Definitive Debt Documents in all material respects, provided, that any representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein); and (iii) the absence of defaults or events of default at the time of, or after giving effect to the making of, such borrowings.

Affirmative Covenants
Limited to the following (to be applicable to the Company and its restricted subsidiaries): delivery of financial statements, annual budget, reports, accountants’ letters, projections, officers’ certificates and other information; notices of default, litigation and other material events; existence; maintenance of business and properties; maintenance of insurance; payment and performance of obligations and taxes; employee benefits and ERISA; maintaining books and records; access to properties and inspections; use of proceeds; compliance with laws (including environmental laws and other regulatory matters); environmental reports; additional collateral and additional guarantors; inspection rights; further assurances, including as to security; information regarding Collateral; regulatory matters; annual lender meetings and quarterly lender calls; and maintenance of ratings. The affirmative covenants will be subject to exceptions and qualifications to be mutually agreed upon.

Negative Covenants
Limited to the following (to be applicable to the Company and its restricted subsidiaries): indebtedness (including mandatorily redeemable equity interests, guarantees and other contingent obligations) with an exception for, among others to be mutually agreed upon, (i) the incurrence of up to $1,000 million of subordinated debt of the Company or the Borrower on terms and conditions to be mutually agreed upon, the proceeds of which may be used to purchase common stock of the Company (the “Permitted Subordinated Debt”) and (ii) up to a $1,500 million pari passu revolving credit facility of the Borrower (which may be guaranteed by the other Credit Parties and secured by the Collateral) on terms and conditions (including intercreditor arrangements) to be mutually agreed upon (the “Permitted Revolver”); liens (with an exception for, among others to be mutually agreed upon, a pari passu lien on the Collateral securing the Permitted Revolver); sale and leaseback transactions; investments, loans and advances; asset sales; mergers, acquisitions, consolidations, liquidations and dissolutions; dividends and other payments in respect of equity interests and other restricted payments (with exceptions for, among other items to be mutually agreed upon, (i) the ability of the Borrower to pay a dividend to the Company to effect the Tender Offer and (ii) the ability of the Company to effect the Tender Offer); transactions with affiliates; capital expenditures; prepayments, redemptions and repurchases of certain other indebtedness; modifications of organizational documents, certain debt instruments and certain other documents; limitations on certain restrictions on subsidiaries; limitations on issuance of capital stock (with an exception for, among others to be mutually agreed upon, the issuance (on an unlimited basis) of Qualified Preferred Equity (to be defined in a manner to be mutually agreed upon) of the Company on terms and conditions to be mutually agreed upon, the proceeds of which may be used, among other things to be mutually agreed upon, to purchase common stock of the Company) and creation of subsidiaries; limitations on business activities; fundamental changes; limitations on accounting changes; changes in fiscal year and fiscal quarter; use of proceeds; no further negative pledges; and anti-terrorism laws, money-laundering activities and dealing with embargoed persons. In addition, passive holding company covenant will be applicable to the Company such that its only material asset shall be the capital stock of the Borrower.
The negative covenants will be subject to exceptions, qualifications and “baskets” to be mutually agreed upon and will permit the designation of unrestricted subsidiaries on a basis to be mutually agreed.

Financial Covenants	None.
Events of Default
Limited to the following with respect to the Company and its restricted subsidiaries: nonpayment of principal when due; nonpayment of interest, fees or other amounts when due; inaccuracy of representations and warranties in any material respect; violation of covenants; cross-default and cross-acceleration to material indebtedness; bankruptcy and insolvency events; material judgments; material ERISA events; actual or asserted invalidity or impairment of guarantees, security documents, or any other Definitive Debt Documents (including the failure of any lien on any material portion of the Collateral to remain perfected with the priority required under the Definitive Debt Documents) or a material portion of the Collateral; and a “change of control” (to be defined in a manner satisfactory to the Company and Arrangers); subject to threshold, notice and grace period provisions to be mutually agreed upon.

Voting
Amendments and waivers with respect to the Definitive Debt Documents will require the approval of Lenders holding not less than a majority of the aggregate principal amount of the Term Loans (the “Required Lenders”) (with certain amendments and waivers also requiring class votes), except that (i) the consent of each Lender directly affected thereby shall be required with respect to (a) reductions in the amount or extensions of the final maturity or any scheduled amortization of any Term Loan, (b) reductions in the rate of interest (other than a waiver of default interest) or any fee or other amount payable or extensions of any due date thereof, or (c) increases in the amount or extensions of the expiration date of any Lender’s commitment and (ii) the consent of 100% of the Lenders shall be required with respect to (a) reductions of any of the voting percentages or pro rata provisions, (b) releases of all or substantially all of the value of the guarantees of the Guarantors or of all or substantially all of the Collateral (other than in connection with permitted asset sales), (c) assignments by any Credit Party of its rights or obligations under the Facilities or (d) modifications to the assignment provisions of the Definitive Debt Documents that further restrict assignments thereunder.
With respect to the Term Loans held by the Designated Shareholders, for purposes of determining the Required Lenders at any time, there shall be excluded from such determination Term Loans held by the Designated Shareholders in excess of 20% of the aggregate principal amount of all Term Loans of all Lenders.
Notwithstanding the foregoing, provisions regarding pro rata payments or sharing of payments shall permit “amend and extend” transactions and loan buy-back or similar programs under the Facilities in each case on customary terms to be mutually agreed upon.

Assignments and Participations
The Lenders shall be permitted to assign and sell participations in their loans and commitments, subject, in the case of assignments (other than assignments to another Lender, an affiliate of a Lender or an “approved fund” (to be defined in the Definitive Debt Documents)), to the consent of the Administrative Agent and so long as no event of default has occurred and is then continuing, the Borrower (which consent shall not be unreasonably withheld, delayed or conditioned), provided that the Borrower shall be deemed to have consented to such assignment if the Borrower has not otherwise rejected in writing such assignment within five (5) business days of the date on which such assignment is requested; provided further that, the Facilities shall not be participated or assigned to any natural person, the Borrower or any of its affiliates other than (i) to the Borrower pursuant to customary loan buy-back programs as provided below and (ii) the Designated Shareholders may continue to hold the Terms Loans held by them as of the Closing Date. In the case of partial assignments (other than to another Lender, an affiliate of a Lender or an approved fund), the minimum assignment amount shall be $1.0 million. Assignments will be made by novation and will not be required to be pro rata among the Facilities. The Administrative Agent shall receive an administrative fee of $3,500 in connection with each assignment unless otherwise agreed by the Administrative Agent.
Participants shall have the same benefits as the Lenders with respect to yield protection and increased cost provisions, and will be subject to customary limitations on voting rights (as mutually agreed upon)
Pledges of Term Loans in accordance with applicable law shall be permitted without restriction. Promissory notes shall be issued under the Facilities only upon request.
The Definitive Debt Documents shall contain customary provisions (as reasonably determined by the Arrangers) for replacing non-consenting Lenders in connection with amendments and waivers requiring the consent of all Lenders or of all Lenders directly affected thereby so long as the Required Lenders shall have otherwise consented to such amendment or waiver.

The Definitive Debt Documents shall provide that the Term Loans may be purchased by the Borrower on a non-pro rata basis through Dutch auctions open to all Lenders on a pro rata basis in accordance with customary procedures to be mutually agreed upon; provided that (i) any such Term Loans acquired by the Borrower shall be retired and cancelled immediately upon acquisition thereof, (ii) the Borrower must provide a customary representation and warranty to the effect that it is not in possession of any non-public information with respect to the business of the Borrower or any of its subsidiaries at the time of such purchase that has not been disclosed generally to private side lenders that could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to assign the Term Loans, (iii) no default or event of default shall exist or result therefrom and (iv) any such Term Loans acquired by the Borrower shall not be deemed a repayment of the Term Loans for purposes of calculating excess cash flow or otherwise deemed to increase EBITDA.

Cost and Yield Protection
Each holder of Term Loans will receive cost and interest rate protection customary for facilities and transactions of this type, including compensation in respect of prepayments, taxes (including gross-up provisions for withholding taxes imposed by any governmental authority and income taxes associated with all gross-up payments), changes in capital requirements, guidelines or policies or their interpretation or application after the Closing Date (including, for the avoidance of doubt (and regardless of the date adopted or enacted), with respect to (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations with respect thereto and (y) all requests, rules, guidelines and directions promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any similar or successor agency, or the United States or foreign regulatory authorities, in each case, pursuant to Basel III)), illegality, change in circumstances, reserves and other provisions deemed necessary by the Arrangers to provide customary protection for U.S. and non-U.S. financial institutions and other lenders.

Expenses
The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses of the Administrative Agent, the Collateral Agent and the Arrangers associated with the syndication of the Facilities and the preparation, negotiation, execution, delivery, filing and administration of the Definitive Debt Documents and any amendment or waiver with respect thereto (including (x) the reasonable and documented fees, disbursements and other charges of one external counsel, one local counsel in each relevant jurisdiction and consultants for the Administrative Agent, the Collateral Agent and the Arrangers as a group and (y) the charges of IntraLinks, SyndTrak or a similar service) and (ii) all reasonable and documented out-of-pocket expenses of the Administrative Agent, the Collateral Agent, the Arrangers, any other agent appointed in respect of the Facilities and the Lenders (including the reasonable and documented fees, disbursements and other charges of one counsel and one local counsel in each relevant jurisdiction for all such entities as a group and, in the case of an actual or potential conflict of interest, one additional counsel to all similarly affected parties (taken as a whole) and consultants) in connection with the enforcement of, or protection or preservation of rights under, the Definitive Debt Documents.

Indemnification
The Definitive Debt Documents will contain customary indemnities for (i) the Arrangers, the Collateral Agent, the Administrative Agent and the Lenders, (ii) each affiliate of any of the foregoing persons and (iii) each of the respective officers, directors, partners, trustees, employees, shareholders, advisors, agents, attorneys-in-fact and controlling persons of each of the foregoing persons referred to in clauses (i) and (ii) above (other than as a result of such person’s gross negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable ruling and any dispute solely among indemnified persons (other than any claims against an indemnified person in its capacity or in fulfilling its role as the Administrative Agent, the Collateral Agent, an Arranger or any similar role under the Facilities) and other than any claims arising out of any act or omission of the Borrower or any of its affiliates).

Governing Law and Forum	State of New York.
Counsel to the Arrangers, the Collateral Agent and the Administrative Agent	White & Case LLP.

* * *

ANNEX A-I TO EXHIBIT A
TO COMMITMENT LETTER

Interest and Certain Fees

Interest Rate Options	The Borrower may elect that the Term Loans comprising each borrowing bear interest at a rate per annum equal to:
(i) the Base Rate plus the Applicable Margin; or
(ii) Adjusted LIBOR plus the Applicable Margin.
The Borrower may elect interest periods of 1, 2, 3 or 6 months for Adjusted LIBOR Loans (as defined below).
As used herein:

“Applicable Margin” means:
(A) with respect to B-1 Term Loans, (i) 3.00%, in the case of Base Rate Loans and (ii) 4.00%, in the case of Adjusted LIBOR Loans; and
(B) with respect to B-2 Term Loans, (i) 2.50%, in the case of Base Rate Loans and (ii) 3.50%, in the case of Adjusted LIBOR Loans.

“Base Rate” means the highest of (i) the “U.S. Prime Lending Rate” as published in The Wall Street Journal (the “Prime Rate”), (ii) the federal funds effective rate from time to time, plus 0.50%, (iii) the Adjusted LIBOR for a one-month interest period plus 1% and (iv) (x) in the case of B-1 Term Loans, 2.00%, and (y) in the case of B-2 Term Loans, 1.75%.

“Adjusted LIBOR” means the higher of (i) the rate per annum (adjusted for statutory reserve requirements for Eurocurrency liabilities) at which Eurodollar deposits are offered in the interbank Eurodollar market for the applicable interest period, as quoted on Reuters Screen LIBOR01 Page (or any successor page or service) and (ii) (x) in the case of B-1 Term Loans, 1.00%, and (y) in the case of B-2 Term Loans, 0.75%.

Interest Payment Dates	With respect to Term Loans bearing interest based upon the Base Rate (“Base Rate Loans”), quarterly in arrears on the last day of each calendar quarter and on the applicable maturity date.

With respect to Term Loans bearing interest based upon the Adjusted LIBOR Rate (“Adjusted LIBOR Loans”), on the last day of each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period and on the applicable maturity date.

Default Rate
Overdue principal, overdue interest (to the extent permitted by applicable law) and other overdue amounts payable under the Facilities shall bear interest at 2.00% above the rate applicable to Base Rate Loans of the respective tranche and shall be payable on demand.

Rate and Fee Basis
All per annum rates shall be calculated on the basis of a year of 360 days (or 365/366 days, in the case of Base Rate Loans, the interest rate payable on which is then based on the Prime Rate) for the actual number of days elapsed (including the first day but excluding the last day).

* * *

EXHIBIT B TO COMMITMENT LETTER

CLOSING CONDITIONS

Capitalized terms used but not defined in this Exhibit B have the meanings assigned to them elsewhere in this Commitment Letter. The closing of the Facilities and the making of the loans under the Facilities are conditioned upon satisfaction of the conditions precedent set forth in Exhibit A to this Commitment Letter under the heading “Conditions Precedent to Borrowing” and those below. For purposes of this Exhibit B, references to “we”, “us” or “our” means the Arrangers and their respective affiliates.

GENERAL CONDITIONS

1. Concurrent Financings. The proceeds on the Closing Date from the Debt Financing, together with up to (i) $7,500 million of cash on hand at the Company (after taxes and payment of fees) and (ii) $2,900 million of the proceeds from the Applicable Receivables Transaction, shall be sufficient to pay the full amount of the Tender Offer and all fees, commissions and expenses related to the Transactions. The Definitive Debt Documents shall be prepared by our counsel, shall be consistent with the Debt Financing Letters and Exhibit A and this Exhibit B thereto, shall have been executed and delivered by the Borrower and the Guarantors to the Administrative Agent and otherwise shall be in form and substance reasonably satisfactory to us. The Collateral Agent, for the benefit of the Lenders under the Facilities and the other secured parties thereunder, shall have been granted perfected first priority security interests in all assets of the Credit Parties to the extent described in Exhibit A to this Commitment Letter under the caption “Collateral” in form and substance satisfactory to the Arrangers; provided that this condition is subject to the Certain Funds Provision.

2. Transactions. The Company shall have commenced the Tender Offer with an expiration date no later than 35 business days after the Closing Date. The Applicable Receivables Transaction shall have been consummated or will be consummated concurrently with or immediately following the borrowing of the Term Loans. The terms, conditions and structure of the Applicable Receivables Transaction shall be in form and substance reasonably satisfactory to the Arrangers. All necessary and material governmental, regulatory, shareholder and third-party approvals and consents required in connection with the Transactions therein shall have been obtained and shall be in full force and effect. The Designated Shareholders shall have agreed to not tender their shares as part of the Tender Offer.

3. No Material Adverse Effect. Since February 1, 2013, there shall not have occurred any facts, conditions, changes, violations, circumstances, effects or events constituting, or which could reasonably be expected to result in, individually or in the aggregate, a material adverse effect on (x) the property, assets, business, operations, liabilities or condition (financial or otherwise) of the Company and its subsidiaries (taken as a whole) or (y) the rights or remedies of the Lenders or the ability of the Credit Parties to perform their obligations to the Lenders under the Facilities; provided that such condition of the Company is qualified in its entirety by reference to the disclosure in the Company’s filings with the Securities and Exchange Commission (“SEC”) filed or furnished with the SEC on or prior to June 28, 2013, excluding any risk factor disclosures set forth under the heading “Risk Factors” or any disclosure of risks included in any “forward-looking statements” disclaimer to the extent that such disclosures are general in nature, or cautionary, predictive for forward-looking in nature; provided, further, none of the following and no fact, circumstance, change, event, occurrence or effect to the extent arising out of or relating to the following, shall constitute or be taken into account in determining whether a material adverse effect has occurred or may, would or could occur: (i) any facts, circumstances, changes, events, occurrences or effects generally affecting (A) any of the industries in which the Company and its Subsidiaries operate or (B) the economy, credit or financial or capital markets in the United States or elsewhere in the world, including changes in interest or exchange rates (except, for purposes of this clause (i), to the extent that such fact, circumstance, change, event or occurrence adversely affects the Company and its subsidiaries, take as a whole, in a materially disproportionate manner relative to other companies in any of the industries in which the Company and its subsidiaries primarily operate), or (ii) any facts, circumstances, changes, events, occurrences or effects arising out of, resulting from or attributable to (A) changes or prospective changes in law, applicable governmental regulations, generally accepted accounting principles or accounting standards, or any changes or prospective changes in, or issuance of any administrative or judicial notice, decision or other guidance with respect to, the interpretation or enforcement of any of the foregoing, (B) any development relating to the Company’s going-private transaction with Michael Dell and Silver Lake Partners pursuant to the Merger Agreement, including without limitation, the termination of the Merger Agreement, the failure by the Company to obtain the necessary shareholder votes at the Company’s Special Meeting of Shareholders to approve the transactions contemplated by the Merger Agreement, or the abandonment of the Merger Agreement by any of the parties thereto, (C) the impact of the proposed Tender Offer of any of the events described in (ii)(B) on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators, or any litigation relating to the proposed Tender Offer, the Merger Agreement or the other transactions contemplated by the Merger Agreement, (C) acts of war (whether or not declared), sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism, (D) pandemics, earthquakes, hurricanes, tornados or other natural disasters, (E) any change or announcement of a potential change in the credit ratings in respect of the Company or any indebtedness of the Company or its subsidiaries, (F) any decline in the market price, or change in trading volume, of any capital stock of the Company or (G) any failure to meet any internal or public projections, forecasts or estimates of revenue, earnings, cash flow, cash position or other financial measures; provided that the underlying cause of any decline, change or failure referred to in clause (ii)(E), (ii)(F) or (ii)(G) (if not otherwise falling within any of clause (i) or clauses (ii)(A) through (G) above) may be taken into account in determining whether there is a material adverse effect.

4. Existing Debt. After giving effect to the Transactions, the Company and its subsidiaries shall have outstanding no indebtedness or preferred stock (or direct or indirect guarantee or other credit support in respect thereof) other than (i) the indebtedness in respect of the Debt Financing, (ii) the indebtedness of the bankruptcy remote entity (to the extent a subsidiary of the Company) under the Applicable Receivables Transaction (if structured as a financing) so long as there is no recourse to the Company or any of its other subsidiaries, (iii) as set forth in the Company’s 10-Q for its quarterly period ended May 3, 2013 (as well as any refinancing of any such indebtedness on terms and conditions that are not materially adverse to the interests of the Lenders as reasonably determined by the Arrangers), (iv) indebtedness incurred in the ordinary course of business and on a basis consistent with past practice, (v) the Permitted Subordinated Debt, (vi) the Permitted Revolver, (vii) any Qualified Preferred Equity of the Company and (viii) such other indebtedness as may be agreed to by us.

5. Financial Information; Financial Performance. We shall have received (A) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company for the last three full fiscal years ended at least 90 days prior to the Closing Date, (B) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company for each subsequent interim quarterly period ended at least 45 days prior to the Closing Date (and the corresponding period for the prior fiscal year), (C) a pro forma consolidated balance sheet and related pro forma consolidated statement of income (but not a pro forma statement of cash flows) of the Company (after giving effect to the Transactions) as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days prior to the Closing Date, prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of the statement of income); and (D) projections (including the assumptions on which such projections are based) for the Company for fiscal years 2014 through and including 2019; provided that each such pro forma financial statement shall be prepared in good faith by the Company.

6. Payment of Fees and Expenses. All fees required to be paid on the Closing Date pursuant to the General Fee Letter and reasonable out-of-pocket expenses required to be paid on the Closing Date pursuant to the Commitment Letter, to the extent invoiced at least two business days prior to the Closing Date (except as otherwise reasonably agreed by the Company), shall, upon the borrowings under the Facilities, have been, or will be substantially simultaneously, paid (which amounts may be offset against the proceeds of the Facilities).

7. Customary Closing Documents. All documents required to be delivered under the Definitive Debt Documents, including lien, litigation and tax searches, certificates of insurance and customary legal opinions, corporate records and documents from public officials and officers’ certificates shall have been delivered. Without limiting the foregoing, you shall have delivered (a) at least five business days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and (b) an officer’s certificate from the chief financial officer of the Company in the form attached as Annex I to this Exhibit B certifying that the Company and its subsidiaries on a consolidated basis after giving effect to the Transactions are solvent.

8. Prior Marketing of Facilities. The Arrangers shall have been afforded a period (the “Marketing Period”) of at least 10 consecutive business days prior to the Closing Date (ending on the business day no later than the business day immediately prior to the Closing Date) following receipt of a Confidential Information Memorandum reasonably satisfactory to the Arrangers to market and syndicate the Facilities; provided that (i) July 3 and 5, 2013 shall not be considered a business day for the purposes of the Marketing Period and (ii) the Marketing Period shall either end on or prior to August 16, 2013 or, if the Marketing Period has not ended on or prior to August 16, 2013, then the Marketing Period shall commence no earlier than September 9, 2013.

ANNEX I to Exhibit B

Form of Solvency Certificate

[ ], 2013

This Solvency Certificate (this “Certificate”) is delivered pursuant to Section [ ] of the Credit Agreement, dated as of [ ] (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among [ ] (the “Borrower”), [ ] (the “Company”), the lending institutions from time to time parties thereto and [ ], as the Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

I, [ ], the Chief Financial Officer of the Company, in that capacity only and not in my individual capacity (and without personal liability), DO HEREBY CERTIFY on behalf of the Company that as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such facts and circumstances after the date hereof), that after giving effect to the consummation of the Transactions, it is my opinion that (i) the Fair Value of the assets of the Company and its subsidiaries on a consolidated basis taken as a whole exceeds their Liabilities, (ii) the Present Fair Salable Value of the assets of the Company and its subsidiaries on a consolidated basis taken as a whole exceeds their Liabilities; (iii) the Company and its subsidiaries on a consolidated basis taken as a whole do not have Unreasonably Small Capital; and (iv) the Company and its subsidiaries taken as a whole will be able to pay their Liabilities as they mature.

For purposes of this certificate, the terms below shall have the following definitions:

(a) “Fair Value”

The amount at which the assets (both tangible and intangible), in their entirety, of the Company and its subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

(b) “Present Fair Salable Value”

The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of the Company and its subsidiaries taken as a whole are sold with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

(c) “Liabilities”

The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP; it being understood that the amount of contingent liabilities at any time shall be computed at the amount that, in light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual liability) of the Company and its subsidiaries taken as a whole, as of the date hereof after giving effect to the consummation of the Transactions, determined in accordance with GAAP consistently applied.

(d) “Will be able to pay their Liabilities as they mature”

For the period from the date hereof through the B-1 Maturity Date, the Company and its subsidiaries on a consolidated basis taken as a whole will have sufficient assets and cash flow to pay their Liabilities as those liabilities mature or (in the case of contingent Liabilities) otherwise become payable, in light of business conducted or anticipated to be conducted by the Company and its subsidiaries as reflected in the projected financial statements and in light of the anticipated credit capacity.

(e) “Do not have Unreasonably Small Capital”

The Company and its subsidiaries on a consolidated basis taken as a whole after consummation of the Transactions is a going concern and has sufficient capital to reasonably ensure that it will continue to be a going concern for the period from the date hereof through the B-1 Maturity Date. I understand that “unreasonably small capital” depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the business conducted or anticipated to be conducted by the Company and its subsidiaries on a consolidated basis as reflected in the projected financial statements and in light of the anticipated credit capacity.

In reaching the conclusions set forth in this Certificate, the undersigned has made such investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by the Company and its Subsidiaries after consummation of the transactions contemplated by the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, I have executed this Certificate as of the date first written above.
[ ]
By: ____________________________
Name:
Title: Chief Financial Officer

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

NexBank SSB
2515 McKinney Avenue, Suite 1100
Dallas, TX 75201

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to NexBank SSB.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $10,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $9,950,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.2923% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.2923% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.2923% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.2923% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

NEXBANK SSB
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,017,000
Icahn Partners Master Fund LP	$3,187,000
Icahn Partners Master Fund II LP	$1,247,000
Icahn Partners Master Fund III LP	$549,000
High River Limited Partnership	$2,000,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Continental Casualty Company
Attention: Albert J. Miralles, Jr.
333 South Wabash Avenue
23rd Floor
Chicago, Illinois 60604

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Continental Casualty Company.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $20,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $19,900,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.5846% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.5846% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.5846% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.5846% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 145,675 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

CONTINENTAL CASUALTY COMPANY
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$6,034,000
Icahn Partners Master Fund LP	$6,374,000
Icahn Partners Master Fund II LP	$2,494,000
Icahn Partners Master Fund III LP	$1,098,000
High River Limited Partnership	$4,000,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

PWCM Master Fund Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to PWCM Master Fund Ltd.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $26,332,600 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $26,200,937 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.7697% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.7697% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.7697% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.7697% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).
3. Conditions.
The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 5,789,130 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

PWCM MASTER FUND LTD.
By: Pentwater Capital Management LP, its investment manager
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$7,944,545.42
Icahn Partners Master Fund LP	$8,392,199.62
Icahn Partners Master Fund II LP	$3,283,675.22
Icahn Partners Master Fund III LP	$1,445,659.74
High River Limited Partnership	$5,266,520.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Pentwater Equity Opportunities Master Fund Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Pentwater Equity Opportunities Master Fund Ltd.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $31,203,200 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $31,047,184 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.9121% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.9121% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.9121% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.9121% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 9,080,125 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD.
By: Pentwater Capital Management LP, its investment manager
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$9,414,005.44
Icahn Partners Master Fund LP	$9,944,459.84
Icahn Partners Master Fund II LP	$3,891,039.04
Icahn Partners Master Fund III LP	$1,713,055.68
High River Limited Partnership	$6,240,640.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Highland Capital Management
Children’s Hospital of Atlanta
1600 Tullie Circle NE
Atlanta, GA 30329

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Children’s Hospital of Atlanta Inc.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $6,625,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $6,591,875 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1937% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.1937% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

CHILDREN’S HOSPITAL OF ATLANTA INC.
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$1,998,762.50
Icahn Partners Master Fund LP	$2,111,387.50
Icahn Partners Master Fund II LP	$826,137.50
Icahn Partners Master Fund III LP	$363,712.50
High River Limited Partnership	$1,325,000.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Highland Capital Management
Nexpoint Credit Strategies Fund
200 Crescent Court, Suite 700
Dallas, TX 75201

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Nexpoint Credit Strategies Fund.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $6,625,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $6,591,875 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1937% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.1937% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

NEXPOINT CREDIT STRATEGIES FUND
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$1,998,762.50
Icahn Partners Master Fund LP	$2,111,387.50
Icahn Partners Master Fund II LP	$826,137.50
Icahn Partners Master Fund III LP	$363,712.50
High River Limited Partnership	$1,325,000.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Highland Capital Management
Highland Floating Rate Opportunities Fund
200 Crescent Court, Suite 700
Dallas, TX 75201

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Highland Floating Rate Opportunities Fund.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $6,625,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $6,591,875 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1937% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.1937% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

HIGHLAND FLOATING RATE OPPORTUNITIES FUND
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$1,998,762.50
Icahn Partners Master Fund LP	$2,111,387.50
Icahn Partners Master Fund II LP	$826,137.50
Icahn Partners Master Fund III LP	$363,712.50
High River Limited Partnership	$1,325,000.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Highland Capital Management
Longhorn Credit Funding LLC
400 Q Street
Sacramento, CA 95811

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Longhorn Credit Funding LLC.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $6,625,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $6,591,875 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1937% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.1937% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.
4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

LONGHORN CREDIT FUNDING LLC
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$1,998,762.50
Icahn Partners Master Fund LP	$2,111,387.50
Icahn Partners Master Fund II LP	$826,137.50
Icahn Partners Master Fund III LP	$363,712.50
High River Limited Partnership	$1,325,000.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Canyon Value Realization Fund, L.P.
c/o Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Canyon Value Realization Fund, L.P.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $100,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $99,500,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 2.9231% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 2.9231% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 2.9231% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 2.9231% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

CANYON VALUE REALIZATION FUND, L.P.

By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$30,170,000
Icahn Partners Master Fund LP	$31,870,000
Icahn Partners Master Fund II LP	$12,470,000
Icahn Partners Master Fund III LP	$5,490,000
High River Limited Partnership	$20,000,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

HRS Investment Holdings, LLC
600 Madison Ave, 26th Floor
New York, NY 10022

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to HRS Investment Holdings LLC.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $4,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $3,980,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1169% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.1169% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.1169% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.1169% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 125,000 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

HRS INVESTMENT HOLDINGS LLC
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$1,206,800
Icahn Partners Master Fund LP	$1,274,800
Icahn Partners Master Fund II LP	$498,800
Icahn Partners Master Fund III LP	$219,600
High River Limited Partnership	$800,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

UBS O’Connor Global Multi-Strategy Alpha Master Limited
c/o UBS O’Connor LLC
One N. Walker Drive 32nd Floor
Chicago, IL 60606

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Asset Management, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to O’Connor Global Multi-Strategy Alpha Master Limited.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $35,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $34,825,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 1.0231% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 1.0231% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 1.0231% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 1.0231% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date herof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 2,314,000 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

O'CONNOR GLOBAL MULTI-STRATEGY ALPHA MASTER LIMITED
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$10,559,500
Icahn Partners Master Fund LP	$11,154,500
Icahn Partners Master Fund II LP	$4,364,500
Icahn Partners Master Fund III LP	$1,921,500
High River Limited Partnership	$7,000,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Oceana Master Fund Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Oceana Master Fund Ltd.
1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $12,191,200 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $12,130,244 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3564% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.3564% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.3564% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.3564% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 2,319,715 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

OCEANA MASTER FUND LTD.
By: Pentwater Capital Management LP, its investment manager
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,678,085.04
Icahn Partners Master Fund LP	$3,885,335.44
Icahn Partners Master Fund II LP	$1,520,242.64
Icahn Partners Master Fund III LP	$669,296.88
High River Limited Partnership	$2,438,240.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

AAI Pentwater Fund PLC
Beaux Lane House
Mercer Street Lower
Dublin 2
Ireland

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to AAI Pentwater Fund PLC.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $12,671,400 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $12,608,043 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3704% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.3704% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.3704% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.3704% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 2,956,761 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP
By: ____________________

Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

Pentwater Capital Management LP acting as investment manager (the “Investment Manager”) for and on behalf of Pentwater Event Equity Reflection Fund, a sub-fund of an Irish open ended umbrella type investment company incorporated with variable capital and with segregated liability between sub-funds, called AAI Pentwater Fund p.l.c.

By: _______________________________
Name: Neal Nenadovic
Title: Chief Financial Officer

Schedule A

Icahn Partners LP	$3,822,961.38
Icahn Partners Master Fund LP	$4,038,375.18
Icahn Partners Master Fund II LP	$1,580,123.58
Icahn Partners Master Fund III LP	$695,658.86
High River Limited Partnership	$2,534,280.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Pentwater Event Driven Cayman Fund Ltd.
c/o Citco Trustees (Cayman) Limited
89 Nexus Way
Camana Bay
P.O. Box 31106
Grand Cayman KY1-1205
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Pentwater Event Driven Cayman Fund Ltd.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $3,410,400 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $3,393,348 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.0997% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.0997% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.0997% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.0997% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

Pentwater Event Driven Cayman Fund Ltd.
By: Pentwater Capital Management LP, its investment manager

By: __________________________
Name: Neal Nenadovic
Title: Chief Financial Officer

Schedule A

Icahn Partners LP	$1,028,917.68
Icahn Partners Master Fund LP	$1,086,894.48
Icahn Partners Master Fund II LP	$425,276.88
Icahn Partners Master Fund III LP	$187,230.96
High River Limited Partnership	$682,080.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Pentwater Credit Opportunities Master Fund
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Pentwater Credit Opportunities Master Fund.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $2,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $1,990,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.0585% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.0585% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.0585% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.0585% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

Pentwater Credit Opportunities Master Fund Ltd.
By: Pentwater Capital Management LP, its investment manager

By: _______________________________
Name: Neal Nenadovic
Title: Chief Financial Officer

Schedule A

Icahn Partners LP	$603,400
Icahn Partners Master Fund LP	$637,400
Icahn Partners Master Fund II LP	$249,400
Icahn Partners Master Fund III LP	$109,800
High River Limited Partnership	$400,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Pentwater Merger Arbitrage Master Fund Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Pentwater Merger Arbitrage Master Fund Ltd.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $490,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $487,550 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.0143% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.0143% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.0143% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.0143% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 121,193 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

Pentwater Merger Arbitrage Master Fund Ltd.
By: Pentwater Capital Management LP, its investment manager

By:_____________________________
Name: Neal Nenadovic
Title: Chief Financial Officer

Schedule A

Icahn Partners LP	$ 147,833
Icahn Partners Master Fund LP	$156,163
Icahn Partners Master Fund II LP	$61,103
Icahn Partners Master Fund III LP	$26,901
High River Limited Partnership	$98,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

LMA SPC
MAP98 Segregated Portfolio
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to MAP98 Segregated Portfolio.
1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $11,701,200 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $11,642,694 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3420% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.3420% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.3420% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.3420% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 2,155,588 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

LMA SPC for and on behalf of the MAP98 Segregated Portfolio
By: Pentwater Capital Management LP, its investment advisor
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,530,252.04
Icahn Partners Master Fund LP	$3,729,172.44
Icahn Partners Master Fund II LP	$1,459,139.64
Icahn Partners Master Fund III LP	$642,395.88
High River Limited Partnership	$2,340,240.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Whitebox Multi-Strategy Partners L.P.
Attn: Pete Wiley
3033 Excelsior Blvd, Ste 300
Minneapolis, MN 55416

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Whitebox Multi-Strategy Partners L.P.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $12,500,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $12,437,500 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3654% of such additional upfront fees received by the Seller.

(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i) Successful Superior Proposal Fee. 0.3654% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii) Alternative Transaction Fee. 0.3654% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii) General Fee Letter Alternative Transaction Fee. 0.3654% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Whitebox Advisors LLC, acting on behalf of Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 876,531 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

WHITEBOX MULTI-STRATEGY PARTNERS L.P.
By: Whitebox Multi-Strategy Advisors, LLC, its general partner
By: Whitebox Advisors LLC, its managing member
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,771,250
Icahn Partners Master Fund LP	$3,983,750
Icahn Partners Master Fund II LP	$1,558,750
Icahn Partners Master Fund III LP	$686,250
High River Limited Partnership	$2,500,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Whitebox Credit Arbitrage Partners, L.P.
Attn: Pete Wiley
3033 Excelsior Blvd, Ste 300
Minneapolis, MN 55416

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership. Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable. References herein to “Buyer” shall refer to Whitebox Credit Arbitrage Partners, L.P.

1. Purchase. On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $12,500,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $12,437,500 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID. The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.” Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents). On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount. The closing of such sale to Buyer is referred to as the “Buyer Closing”. Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller). The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby. If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis. In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees. (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i) Underwriting Fee. An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities. The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii) Arrangement Fee. An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities. The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii) Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3654% of such additional upfront fees received by the Seller.
(B) In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:
(i) Successful Superior Proposal Fee. 0.3654% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);
(ii) Alternative Transaction Fee. 0.3654% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and
(iii) General Fee Letter Alternative Transaction Fee. 0.3654% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions. The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality. This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter. After your acceptance hereof, this letter may be disclosed by Buyer and Seller. Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment. Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof). Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership. Buyer hereby represents and warrants that, as of the date hereof, Whitebox Advisors LLC, acting on behalf of Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 876,531 shares of common stock of the Company.

7. Assignments; Sub-Participations. Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds). Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations. Each of the parties to this Agreement represents to each other that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law. To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a) The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents. With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto. Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b) Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty. Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof. Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns. This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby. This Agreement may not be modified or amended except in a writing duly executed by the parties hereto. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours
,
ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P.
By: Whitebox Credit Arbitrage Advisors, LLC, its general partner
By: Whitebox Advisors LLC, its managing member
By: _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,771,250
Icahn Partners Master Fund LP	$3,983,750
Icahn Partners Master Fund II LP	$1,558,750
Icahn Partners Master Fund III LP	$686,250
High River Limited Partnership	$2,500,000